Exhibit 10.29

PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 24 day of June, 2009, by and between Ophthalmic Imaging Systems (the “Company”), a corporation organized under the laws of the State of California, with its principal offices at 221 Lathrop Way, Suite I, Sacramento, CA 95815 and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

SECTION 1.     Authorization of Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 13,214,317 shares of common stock, no par value (the “Common Stock”), of the Company, and warrants to purchase up to 4,404,772 shares of Common Stock, in one or more transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) thereof and Rule 506 of Regulation D thereunder.

SECTION 2.     Agreement to Sell and Purchase the Shares and the Warrants.

2.1       Closing. At the Closing (as defined in Section 3.1), the Company will, subject to the terms of this Agreement, issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth:

(a)       9,633,228 shares of Common Stock (the “1st Installment Shares”) for a purchase price per share equal to $0.41522 resulting in an aggregate purchase price of $3,999,908.90 (the “1st Installment”), which reflects a pre-money valuation of the Company of $7,200,000 as of the Closing Date, taking into account all outstanding shares of the Company and assuming the conversion or exercise of all outstanding notes and warrants (calculating their conversion at the maximum number of underlying shares), options, convertible securities or loans, which in any event, can only be exercised on a price per share lower than $0.41522 (such calculation shall be referred as the “Fully Diluted Basis”); at the Closing, the 1st Installment Shares shall represent 36.35% of the Company’s issued and outstanding shares on a Fully Diluted Basis; and

(b)       a warrant to purchase up to 3,211,076 shares of Common Stock (i.e., 33% of the 1st Installment Shares) (the “1st Installment Warrant Shares”) exercisable at $1.00 per share for a period of three years commencing upon the Closing Date (the “1st Installment Warrant”), which warrant shall be substantially in the form set forth in Exhibit A-1 hereto.

2.2       Deferred Closing. At the Deferred Closing (as defined in Section 3.2), the Company will, subject to the terms of this Agreement, issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth:

(a)       3,581,089 shares of Common Stock (the “2nd Installment Shares” and, together with 1st Installment Shares, the “Shares”) for a purchase price per share equal to $0.55848 (subject to adjustment for reverse and forward stock splits and similar transactions) resulting in an aggregate purchase price of $1,999,966.50 (the “2nd Installment”), which reflects a pre-money valuation of the Company of $10,800,000 as of the Deferred Closing Date, on a Fully Diluted Basis; and

(b)       a warrant to purchase up to 1,193,696 shares of Common Stock (i.e., 33% of the 2nd Installment Shares) (the “2nd Installment Warrant Shares” and, together with the 2nd Installment Warrant Shares, the “Warrant Shares”) exercisable at $1.00 per share, for a period of three years from the Closing Date (the “2nd Installment Warrant” and, together with the 1st Installment Warrant, the “Warrants”,and the Shares, the Warrants and the Warrant Shares shall be collectively referred to as, the “Securities”), which warrant shall be substantially in the form set forth in Exhibit A-2 hereto.

(c)       If at the time of the Deferred Closing Date, the Company’s Board of Directors determines in good faith that the Company’s financial situation requires the Company to raise additional funds in a capital raising transaction (in addition to 2nd Installment), the Purchaser (in its capacity as a shareholder in the Company) hereby agrees not to object to such capital raising transaction and will agree to waive its participation right (as set forth in Section 8.14 below) in connection therewith; provided, that such capital raising transaction is with Persons who are shareholders of MediVision Medical Imaging Ltd., the parent entity of the Company (“MediVision”), on the date hereof, in an aggregate amount not to exceed $1,500,000, at a price per share not less than $0.55848 (subject to adjustment for reverse and forward stock splits and similar transactions), and without the provision of any special rights to such investors. For avoidance of doubt, nothing herein shall be deemed as an obligation of any Purchaser Director (as defined below) to vote in any manner at any meeting of the Company’s Board of Directors (the “Board”) concerning this matter and each such director shall serve his duties in accordance with applicable law.

SECTION 3.	Delivery of the Shares at the Closing and at the Deferred Closing.

3.1	Closing

(a)       The completion of the purchase and sale of the 1st Installment Shares (the “Closing”) shall occur at the offices of Troutman Sanders LLP, 405 Lexington Avenue, New York, New York 10174 as soon as practicable and as agreed to by the parties hereto, within three business days following the execution of this Agreement, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth in Sections 3.1(b) and 3.1(c) below have been satisfied or waived by the appropriate party (the “Closing Date”).

(b)       The Company’s obligation to complete the purchase and sale of the 1st Installment Shares and deliver such stock certificate to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:
(i)	receipt by the Company of the 1st Installment; and

(ii)       each of the representations and warranties of the Purchaser made herein shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made at that time.

(c)       The Purchaser’s obligation to accept delivery of the 1st Installment Shares, such stock certificate and the 1st Installment Warrant, and to pay the 1st Installment at the

Closing shall be subject to the following conditions, any one or more of which may be waived by the Purchaser:

(i)        the delivery to the Purchaser by counsel to the Company of a legal opinion dated as of the Closing Date in the form set forth in Exhibit B;

(ii)       each of the representations and warranties of the Company set forth herein are true and correct in all respects as of the date of this Agreement and as of such Closing Date as though made at that time and that the Company shall have complied in all respects with all the agreements and satisfied in all respects all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date, and the Purchaser shall have received a certificate executed by the chief executive officer and chief financial officer of the Company, dated as of the Closing Date, to the foregoing effect, in the form set forth in Exhibit C-1;

(iii)      the execution by the Company of a written agreement (copy of each shall be delivered to the Purchaser at the Closing) with each of the Company’s lenders, United Mizrachi Bank (“United Bank”) and The Tail Wind Fund Ltd. (“Tail Wind”) which agreement is binding on the parties thereto, and pursuant to which each of United Bank and Tail Wind agree to forgo any principal payments payable by the Company (or any of its subsidiaries) under any United Bank or Tail Wind indebtedness outstanding on the Closing Date until January 1, 2011, and in the case of United Bank, the United Bank consents to and approves the MediVision Assets Transaction (as defined below) and the transaction contemplated thereunder. Notwithstanding the foregoing, if the Company makes a principal payment to United Bank in 2010 in amount higher than the Company’s Earnings Before Interest, Taxes and Amortization (“EBITDA”) for the year ended December 31, 2010, then within three business days after the filing with the SEC (as defined below) of the Company’s audited financial statements for the year ended December 31, 2010, the Company will issue shares of Common Stock to the Purchaser free of charge and without payment of any consideration by the Purchaser, in an amount equal to the amount of principal payments made to United Bank minus EBITDA divided by 0.41522 (the “Additional Shares”); the provisions of Section 7.1 shall apply, mutatis mutandis, to the Additional Shares, and the Company shall take all required actions set forth in Section 7.1 in order to register the Additional Shares;

(iv)      the execution by the Company and MediVision of a written agreement (a copy of which shall be delivered to the Purchaser at the Closing) (the “Assets Purchase Agreement”), which agreement is binding on the Company and the parties thereto, for the purchase of certain assets of MediVision in a manner and under terms reasonably satisfactory to the Purchaser (the “MediVision Assets Transaction”);

(v)       the deposit by MediVision of 3,793,452 shares of Common Stock, currently owned by MediVision, in escrow with Stephen L. Davis, Esq. and the execution of the escrow agreement by all parties thereto (copy of which shall be delivered to the Purchaser at the Closing), pursuant to the terms of Section 8.7(b) herein;

(vi)      the execution by MediVision and the receipt by the Purchaser at the Closing of a copy of a binding and irrevocable proxy, substantially in the form set forth in Exhibit D, appointing Gil Allon as its true and lawful attorney-in-fact and proxy with respect to all shares of Common Stock owned by MediVision (i.e, 9,380,843 shares) to vote FOR the Stockholder Approvals (as defined below) at the Company’s 2010 Annual Meeting of

Shareholders; provided that MediVision may transfer up to 2,000,000 shares of Common Stock free and clear of this irrevocable proxy; and

(vii)     the execution by Agfa Gevaert N.V., Delta Trading and Services (1986) Ltd, Gil Allon, Noam Allon, Ariel Shenhar and Yuval Shenhar (collectively, the “Principal MV Shareholders,” and together with MediVision, the “MediVision/Principal MV Shareholders Group”) and the receipt by the Purchaser at the Closing of copies of binding and irrevocable proxies, substantially in the form of set forth in Exhibit E, appointing Noam Allon as their true and lawful attorney-in-fact and proxy with respect to all shares of MediVision owned by such entities or persons to vote FOR the MediVision Assets Transaction and any other matters for which MediVision’s shareholders are asked to grant their vote or consent in connection with the consummation of the MediVision Assets Transaction.

(viii)    the receipt by the Purchaser from the Company of a copy of resolutions adopted by the Board approving the execution of the Transaction Documents, the consummation of the transactions contemplated therein, the appointment of Uri Geiger and Moshe Arkin to the Board as of the Closing and the delivery of a director indemnification agreement to each of them.

(ix)      the delivery to the Purchaser of a duly executed secretary certificate, dated as of the Closing Date, in the form of Exhibit F-1.
3.2	Deferred Closing.

(a)       The completion of the purchase and sale of the 2nd Installment Shares (the “Deferred Closing”) shall occur at the offices of Troutman Sanders LLP, 405 Lexington Avenue, New York, New York 10174 as soon as practicable and as agreed to by the parties hereto, within 14 days from the Company’s filing with the United States Securities and Exchange Commission (the “SEC”) of its Form 10-Q for the fiscal quarter ended March 31, 2010 (the “Q1 Financial Statements”), or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Deferred Closing set forth in Sections 3.2(b) and 3.2(c) below have been satisfied or waived by the appropriate party (the “Deferred Closing Date”).

(b)       The Company’s obligation to complete the purchase and sale of the 2nd Installment Shares and the 2nd Installment Warrant, and deliver the stock certificate and the 2nd Installment Warrant to the Purchaser at the Deferred Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:
(i)	receipt by the Company of the 2nd Installment; and

(ii)       each of the representations and warranties of the Purchaser made herein shall be true and correct in all material respects (except for those representations and warranties that are qualified by Material Adverse Effect, which shall be true and correct in all respects) as of the Deferred Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date.

(c)       The Purchaser’s obligation to accept delivery of the 2nd Installment Shares, the stock certificate and the 2nd Installment Warrant, and to pay the 2nd Installment at the Deferred Closing, shall be subject to the completion of the Closing in all respects, and to the following conditions, any one or more of which may be waived by the Purchaser:

(i)        The Company shall have generated, for the period from January 1, 2009 to March 31, 2010, consolidated aggregate revenues (calculated in accordance with “generally accepted accounting principles” as shall be defined in the Q1 Financial Statements) of at least $2,000,000 from the sale of EMR Products (as defined below), of which at least $1,000,000 is generated (as shall be evidenced in writing to the Purchaser prior to the Deferred Closing Date) from sales of the Company (excluding sales by Abraxas Medical Solutions Ltd., a subsidiary of the Company (“Abraxas Medical”)) to the ophthalmology segment (the “Milestone”). If the Milestone shall not be achieved in full, the Purchaser shall not be obligated to invest any portion of the 2nd Installment; provided, that the Purchaser shall be entitled at its sole discretion to invest all or any portion of the 2nd Installment on the terms set forth herein. For the purpose of this Section 3.2, “EMR Product” shall mean all software, installation training, service and maintenance of the Electronic Medical Records and Practice Management;

(ii)       the delivery to the Purchaser by counsel to the Company of a legal opinion dated as of the Deferred Closing Date in the form set forth in Exhibit B; and

(iii)      each of the representations and warranties of the Company set forth herein shall be true and correct in all material respects (except for those representations and warranties that are qualified by Material Adverse Effect, which shall be true and correct in all respects) as of the Deferred Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and that the Company has complied in all respects with all the agreements and satisfied in all respects all the conditions herein on its part to be performed or satisfied on or prior to such Deferred Closing Date, and the Purchaser shall have received a certificate executed by the chief executive officer and chief financial officer of the Company, dated as of the Deferred Closing Date, to the foregoing effect in the form set forth in Exhibit C-2.

(iv)      the delivery to the Purchaser of a duly executed secretary certificate, dated as of the Deferred Closing Date, in the form of Exhibit F-2.

3.3       At each of the Closing and the Deferred Closing, the Purchaser shall deliver, in immediately available funds, the full amount of the purchase price for the Shares being purchased hereunder by wire transfer to an account designated by the Company, and the Company shall deliver to the Purchaser one or more stock certificates and Warrants registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares and the number of the Warrant Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares and the Warrants were sold in reliance upon the exemption from registration under the Securities Act provided by Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I.

SECTION 4.   Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

4.1       Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation with corporate power and authority to own or lease its properties and conduct its business in all material respects as described in the SEC Reports (as defined below) and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect (as defined herein). The Company’s subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) are listed on Exhibit G to this Agreement and are the only subsidiaries, direct or indirect, of the Company. Each Subsidiary is a direct or indirect wholly owned subsidiary of the Company (except as otherwise set forth in Exhibit G). Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own or lease its properties and conduct its business, and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

4.2       Reporting Company; Registration Statement. The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act) and is eligible to register the Shares and the Warrant Shares for resale by the Purchaser on a registration statement under the Securities Act.

4.3       Authorized Capital Stock. The Company has the authorized and the issued and outstanding capitalization as set forth on Schedule 4.3(i); all of the issued and outstanding securities of the Company have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the SEC Reports. Except as set forth on Schedule 4.3(ii), the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. With respect to each of the Subsidiaries (i) all the issued and outstanding shares of such Subsidiary’s capital stock is owned and held by the Company, and have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of such Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.

4.4       Issuance, Sale and Delivery of the Shares. The Shares and the Warrants issuable on each of the Closing Date and the Deferred Closing Date, as the case may be, have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable, and will conform in all material respects to the description of the Common Stock set forth in the Company’s Form 8-A filed with the Commission on May 13, 1993 (the “Form 8-A”). No preemptive rights or other rights to subscribe for or purchase any shares of Common Stock of the Company exist with respect to the issuance and sale of the Shares and Warrant Shares by the Company pursuant to this Agreement. The Warrant Shares have been duly authorized and, upon exercise in accordance with the applicable Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable, and will conform in all material respects to the description of the Common Stock set forth in the Form 8-A. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intention to file the Registration Statement (as hereinafter defined)) to require the Company to register the sale of any capital stock owned by such stockholder under the Registration Statement (other than rights granted to the Tail Wind Fund, Ltd. and Solomon Strategic Holdings, Inc.).

4.5       Due Execution, Delivery and Performance of the Agreements; No Conflicts; No Consents. The Company has the requisite corporate power and authority to enter into this Agreement, the Voting Agreement and the Warrants (collectively, the “Transaction Documents”) and to consummate the transactions contemplated hereby and thereby. The Transaction Documents have been duly authorized and when delivered in accordance with the terms of this Agreement, will be duly executed and delivered by the Company, and will constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Sections 7.4 and 8.7 below, this Agreement may be limited by federal or state securities law or the public policy underlying such laws. The execution and performance of the Transaction Documents by the Company and the consummation of the transactions herein and therein contemplated (including the issuance of the Shares, the Warrants and the Warrant Shares) will not: (i) violate any provision of the articles of incorporation or bylaws of the Company or the organizational documents of any Subsidiary; (ii) result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any Subsidiary pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which any of the Company or any Subsidiary is a party or by which any of the Company or any Subsidiary or their respective properties may be bound; or (iii) result in a violation of any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Company or any Subsidiary or any of their respective properties, except in the case of (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required for the execution and delivery of the Transaction Documents or the consummation of the transactions contemplated herein or therein, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Securities. For the purposes of this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect on the condition (financial or otherwise), properties, business, prospects or results of operations of the Company and/or its Subsidiaries, individually or taken as a whole.

4.6       Accountants. Perry-Smith LLP, who has expressed its opinion with respect to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which will be incorporated by reference into the Registration Statement and the Prospectus (as defined herein) that forms a part thereof, are registered independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the “1933 Act Rules and Regulations”) and by the rules of the Public Accounting Oversight Board.

4.7       Contracts. The material contracts to which the Company is a party that are filed with, or incorporated by reference to, the Company’s Annual Report on Form 10-K or and Exchange Act report filed by the Company with the Commission after December 31, 2008 have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable by and against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

4.8       No Actions. Except as disclosed in the SEC Reports, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic, or foreign, which actions, suits or proceedings, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or is imminent, that might reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that might have a Material Adverse Effect.

4.9       Properties. Except as disclosed in the SEC Reports, the Company and each Subsidiary have good and marketable title to all the properties and assets described as owned by it in the consolidated financial statements included in the SEC Reports, free and clear of all liens, mortgages, pledges, or encumbrances of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those that are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company or its Subsidiaries. Except as disclosed in the SEC Reports, the Company and each Subsidiary holds its leased properties under valid and binding leases. The Company and any Subsidiary owns or leases all such properties as are necessary to their respective operations as described in the SEC Reports.

4.10     No Material Adverse Change. Since December 31, 2008: (i) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material agreement or other transaction that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company and its Subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company and its Subsidiaries have not paid or declared any dividends or other distributions with respect to their capital stock and none of the Company or any Subsidiary is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or its Subsidiaries other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors, or indebtedness material to the Company or its Subsidiaries (other than in the ordinary course of business and any required scheduled payments); and (v) there has not occurred any event that has caused or could reasonably be expected to cause a Material Adverse Effect.

4.11     Intellectual Property. Except as disclosed in the SEC Reports, (i) the Company and each Subsidiary owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of its respective business as described in the SEC Reports (collectively, the “Intellectual Property”); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or each Subsidiary for the products described in the SEC Reports that would preclude the Company or any Subsidiary from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or any Subsidiary; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any Subsidiary in or to any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary, other than claims which could not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary, other than non-material actions, suits, proceedings and claims; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of any Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

4.12     Compliance. None of the Company nor its Subsidiaries has been advised, nor do any of them have any reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not have a Material Adverse Effect.

4.13     Taxes. The Company and each Subsidiary has filed on a timely basis (giving effect to extensions) all federal, state and foreign income and franchise tax returns and has paid or accrued all taxes that shown as due thereon, and the Company has no knowledge of a tax deficiency that has been or might be asserted or threatened against it that could have a Material Adverse Effect. All tax liabilities accrued through the date hereof have been adequately provided for on the books of the Company.

4.14     Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will have been, fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

4.15     Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

4.16     Insurance. The Company maintains insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect.

4.17     Additional Information. In the past 12 calendar months, the Company has filed all documents required to be filed by it prior to the date hereof with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the Closing Date and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Reports”). The Company has made available to the Purchaser or its representatives true, correct and complete copies of the SEC Reports not available on the SEC’s EDGAR system, if any. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder (the “1934 Act Rules and Regulations” and, together with the 1933 Act Rule and Regulations, the “Rules and Regulations”) applicable to the SEC Reports, and none of the SEC Reports, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.18     Price of Common Stock. The Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Securities.

4.19     Use of Proceeds. The Company shall use the proceeds from the sale of the Securities pursuant to the Company’s budget and a strategic work plan in the form attached on Schedule 4.19.

4.20     Non-Public Information. The Company has not disclosed to the Purchaser information that would constitute material non-public information as of the Closing Date other than the existence of the transaction contemplated hereby.

4.21     Use of Purchaser Name. Except as otherwise required by applicable law or regulation, the Company shall not use the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated which consent shall not be unreasonably withheld.

4.22     Related Party Transactions. No transaction has occurred between or among the Company, on the one hand, and its affiliates, officers or directors on the other hand, that is required to have been described under applicable securities laws in its SEC Reports and is not so described in such reports.

4.23     Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its SEC Reports.

4.24     Governmental Permits, Etc. The Company and each Subsidiary has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as described in the SEC Reports, except where the failure to posses currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permit that, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

4.25     Financial Statements. The consolidated financial statements of the Company and the related notes and schedules thereto included in the SEC Reports fairly present the financial position, results of operations, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries at the dates and for the periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and all adjustments necessary for a fair presentation of results for such periods have been made; provided, however, that the unaudited financial statements are subject to normal year-end audit adjustments (which are not expected to be material) and do not contain all footnotes required under generally accepted accounting principles.

4.26     Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) that are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and the Company’s principal financial officer or persons performing similar functions. The Company is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated thereunder.

4.27     Foreign Corrupt Practices. Neither the Company, nor any Subsidiary, nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

4.28     Employee Relations. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union. The Company and each Subsidiary believe that their relations with their employees are good. The Company is not engaged in any unfair labor practice except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company and (C) no union representation dispute currently existing concerning the employees of the Company, and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws. No executive officer of the Company (as defined in Rule 501(f) promulgated under the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

4.29     ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under: (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

4.30     Environmental Matters. There has been no storage, disposal, generation, manufacture, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or to its knowledge, any Subsidiary (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or that would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind into such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any Subsidiary or with respect to which the Company or any Subsidiary have knowledge; the terms “hazardous wastes,” “toxic wastes,” “hazardous substances,” and “medical wastes” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

4.31     Integration; Other Issuances of Shares. Neither the Company nor its subsidiaries or any affiliates, nor any person acting on its or their behalf, has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to the Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or its subsidiaries or affiliates take any action or steps that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings. Assuming the accuracy of the representations and warranties of the Purchaser, the offer and sale of the Securities by the Company to the Purchaser pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

4.32     Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

4.33     Foreign Assets Controls. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

4.34     Shareholders Rights Plan. No claim will be made or enforced by the Company that the Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving the Securities.

4.35     No General Solicitation; Offering Materials. Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Each of the Company, its directors and officers has not distributed and will not distribute prior to the Closing Date or the Deferred Closing Dates any offering material, including any “free writing prospectus” (as defined in Rule 405 promulgated under the Securities Act), in connection with the offering and sale of the Shares other than the SEC Reports or any amendment or supplement thereto.

SECTION 5.   Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Company that:

5.1       Investment Experience. The Purchaser can bear the economic risk and complete loss of its investment in the Securities and is knowledgeable, sophisticated and experienced in financial and business maters, in making, and is qualified to make, decisions with respect to investments representing an investment decision like that involved in the purchase of the Securities.

5.2       Investment Intent. The Purchaser is acquiring the Securities in the ordinary course of its business and for its own account for investment only not with a view to distribution (within the meaning of Section 2(11) of the Securities Act) (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.4). Prior to the Closing, the Purchaser was not an affiliate of the Company. Neither the Purchaser nor any of its affiliates is a registered broker dealer or an entity engaged in the business of being a broker dealer. The Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute the Securities.

5.3       Shareholder Questionnaire. The Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Initial Registration Statement (as defined below), and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep the Initial Registration Statement effective.

5.4       Disclosure of Information. The Purchaser has had an opportunity to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business, finances and operations and the terms and conditions of the offering of the Securities. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser (or on its behalf) shall modify, amend, limit or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or made pursuant to this Agreement or the Company’s obligation to indemnify the Purchaser indemnitees pursuant to Section 8.7 herein. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

5.5       Accredited Investor. At the time the Purchaser was offered the Shares and Warrants it was, at the date hereof it is, on each of the Closing Date and Deferred Closing Date it will be, and on each date on which it exercises Warrants it will be, either (i) an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A promulgated under the Securities Act.

5.6       General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.7       Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

5.8       Brokers and Finders. The Purchaser has not retained any finder, broker or like agent in connection with the transactions contemplated by this Agreement.

5.9       Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

5.10     Confidentiality. For the benefit of the Company, the Purchaser previously agreed with the Company to keep confidential all information concerning this private placement. The Purchaser acknowledges that it is prohibited from reproducing or distributing this Agreement or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its partners, officers, directors, or financial, investment, business or legal advisors in connection with its proposed investment in the Securities. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation D. This obligation will terminate upon the filing by the Company of a Current Report on Form 8-K in accordance with Section 7.1 hereof describing this offering. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5.17 below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall use commercially reasonable efforts to provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

5.11     Investment Decision. The Purchaser understands that nothing in the Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

5.12     Restricted Securities. The Purchaser understands that the Securities are “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable state laws and regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser understands that the Securities have not been and, except as contemplated in Section 7 hereof, are not required to be, registered for resale under the Securities Act or any state securities laws, and may not be offered for resale, assigned or transferred unless (A) subsequently registered thereunder or (B) pursuant to an exemption from such registration, to the extent reasonably requested, including pursuant to Section 4(1) under the Securities Act or Rule 144 promulgated under the Securities Act, as amended, or a successor rule thereto (“Rule 144”).

5.13     Legend. The Purchaser understands that, except as set forth in Section 5.14, the certificates representing the Shares or Warrant Shares will bear a restrictive legend in substantially the following form:

“[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The Purchaser understands that the Warrants will bear a restrictive legend in substantially the same form.

5.14     Removal of Legend; Transfer Agent Instructions. The Company hereby covenants with the Purchaser to, no later than three trading days following the delivery by the Purchaser to the Company of a legended certificate representing Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), and either (i) Purchaser’s Certificate of Subsequent Sale (A) in the form of Appendix II hereto, (B) executed by an officer of, or other authorized person designated by, the Purchaser, and (C) to the effect that the Shares or Warrant Shares have been sold in accordance with a Registration Statement or in a transaction exempt from the registration requirements of the Securities Act and any applicable state securities or Blue Sky laws or (ii) an opinion of counsel reasonably satisfactory to the Company that the Shares or Warrant Shares are freely transferable and that the legend is no longer required on such stock certificate, deliver or cause the Company’s transfer agent to deliver to the transferee of the Shares or Warrant Shares or to the Purchaser, as applicable, a new stock certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends. The Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.14 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5.14, that the Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

5.15     Stop Transfer. The certificates representing the Shares and Warrant Share will be subject to a stop transfer order with the Company’s transfer agent that restricts the transfer of such shares except upon receipt by the transfer agent of a written confirmation from the Purchaser to the effect that the Purchaser has satisfied its prospectus delivery requirements, in the form attached as Appendix II hereto.

5.16     Residency. The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

5.17     Public Sale or Distribution. The Purchaser hereby covenants with the Company not to make any sale of the Shares or Warrant Shares under any Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), and the Purchaser acknowledges and agrees that such Shares or Warrant Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Purchaser’s Certificate of Subsequent Sale: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares or Warrant Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or Blue Sky laws and (B) the prospectus delivery requirement effectively has been satisfied. The

Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus (the “Prospectus”) forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Without the Company’s prior written consent, which consent shall not be unreasonably withheld or delayed, the Purchaser shall not use any written materials to offer the Shares for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act. The Purchaser covenants that it will not sell any Shares or Warrant Shares pursuant to said Prospectus during the period commencing at the time when Company gives the Purchaser written notice of the suspension of the use of said Prospectus and ending at the time when the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said Prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 60 consecutive days, and no Suspension shall be for a period longer than 90 days in the aggregate in any 365 day period. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares or Warrant Shares.

5.18     Organization; Validity; Enforcements. The Purchaser further represents and warrants to, and covenants with, the Company that: (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser; (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement; (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification provisions set forth in Section 7.3 and 8.7 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws; and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

5.19     Short Sales. Prior to the date hereof, the Purchaser has not taken, and prior to the public announcement of the transaction after the Closing the Purchaser shall not take, any action that has caused or will cause the Purchaser to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box,  established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock.

SECTION 6.   Survival of Agreements; Survival of Company Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all covenants and agreements made by the Company and the Purchaser herein and in the certificates for the Shares and the Warrants delivered pursuant hereto shall survive the execution of this Agreement, the Closing and the Deferred Closing (as the case may be), the delivery to the Purchaser of the Shares and Warrants being purchased and the payment therefor. All representations and warranties, made by the Company and the Purchaser herein and in the certificates for the Shares and Warrants delivered pursuant hereto shall survive (a) with respect to the transaction consummated at the Closing - for a period of two years following the later of the execution of this Agreement, the delivery to the Purchaser of the 1st Installment Shares and 1st Installment Warrant being purchased at the Closing and the payment therefor, and (b) with respect to the transaction consummated at the Deferred Closing - for a period of two years following the later of the Deferred Closing, the delivery to the Purchaser of the 2nd Installment Shares and 2nd Installment Warrant being purchased at the Deferred Closing and the payment therefor.

SECTION 7.	Registration of the Shares; Compliance with the Securities Act.

7.1	Registration Procedures and Expenses. The Company shall:

(a)       as soon as practicable, but in no event later than 60 days following the Closing Date (the “Initial Registration Statement Filing Deadline”), prepare and file with the Commission a Registration Statement on Form S-1 or Form S-3 (or such other form appropriate for such purpose) (the “Initial Registration Statement”), relating to the resale of the 1st Installment Shares, the 1st Installment Warrant Shares and any shares of Common Stock issued or issuable, directly or indirectly upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing by the Purchaser from time to time.

(b)       as soon as practicable, but in no event later than 60 days following the Deferred Closing Date (the “Deferred Closing Filing Deadline”), prepare and file with the Commission a Registration Statement on Form S-1 or Form S-3 (or such other form appropriate for such purpose) (the “Deferred Closing Registration Statement”), relating to the resale of the 2nd Installment Shares, the 2nd Installment Warrant Shares and any shares of Common Stock issued or issuable, directly or indirectly upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing by the Purchaser from time to time. For purposes of this Agreement, the term, “Registration Statement” shall include each of the Initial Registration Statement, the Deferred Closing Registration Statement and any registration Statement filed pursuant to Section 7.2 and the term “Registrable Securities” shall mean, collectively, 1st Installment Shares, the 1st Installment Warrant Shares, 2nd Installment Shares, the 2nd Installment Warrant Shares and any shares of Common Stock issued or issuable, directly or indirectly upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

(c)       use its commercially reasonable efforts, subject to receipt of necessary information from the Purchaser, to cause the Commission to declare each of the Initial Registration Statement and the Deferred Closing Registration Statement effective within 180 days after the Closing Date or the Deferred Closing Date (as the case may be) (the “Effectiveness Deadline”);

(d)       promptly prepare and file with the Commission such amendments and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to keep each Registration Statement effective until such time as all of the Registrable Securities covered by the Registration Statement become eligible for resale by the Purchaser without any volume or other restrictions under Rule 144 or any other rule of similar effect; provided, that for the avoidance of doubt, in no event shall the Company have any obligation to keep any Registration Statement effective after such time as all of the Registrable Securities covered by such Registration Statement have been sold pursuant to the Registration Statement or Rule 144;

(e)       furnish to the Purchaser with respect to the Registrable Securities registered under any Registration Statement (and to each underwriter, if any), such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all Registrable Securities under such Registration Statement by the Purchaser (or its valid transferees);

(f)        file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(g)       bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 7.1 and the registration of the Registrable Securities pursuant to any Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any, in connection with the offering of the Registrable Securities pursuant to any Registration Statement;

(h)       file a Form D with respect to the 1st Installment Shares and the 1st Warrants and the 2nd Installment Shares and the 2nd Installment Warrants (as the case may be) as required under Regulation D;

(i)        file a Current Report on Form 8-K with the Commission describing the transactions contemplated by this Agreement on each of the Closing Date and the Deferred Closing Date (as the case may be); and

(j)        in order to enable the Purchaser to sell the Registrable Securities under Rule 144 under the Securities Act, use its commercially reasonable efforts to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144(c)(1) with respect to current public information about the Company and to timely file all reports required to be filed by the Company under the Exchange Act until the Purchaser is no longer an affiliate of the Company, but in any event for at least one year from the Closing Date or the Deferred Closing Date (as the case may be).

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A draft of the proposed Registration Statement Questionnaire to be completed by the Purchaser is attached hereto as Appendix I.

7.2	Commission Comments.

(a)       If the Commission informs the Company that all of the Registrable Securities required to be registered under any Registration Statement cannot be included in such Registration Statement due to Commission Comments (as defined below), then the Company shall, from, time to time, (i) inform the Purchaser of the receipt of the Commission Comments and use its commercially reasonable efforts to file amendments to such Registration Statement as required by the Commission and/or (ii) withdraw such Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Comments. Notwithstanding any other provision of this Agreement, if any Commission Comments sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by the Purchaser as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Warrant Shares. In the event the Company amends a Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or Commission Comments provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement.

(b)       For purposes of this Agreement, “Commission Comments” means written comments pertaining solely to Rule 415 under the Securities Act which are received by the Company from the Commission with respect to a filed Registration Statement which requires the Company to limit the amount of Registrable Securities which may be included therein to a number of shares which is less than such amount sought to be registered under such Registration Statement.

(c)       For purposes of this Agreement, the Filing Deadline of any Registration Statement filed pursuant to this Section 7.2, shall be 30 days after the receipt of the Commission Comments which required the filing of such Registration Statement.

(d)       For purposes of this Agreement, the Effectiveness Deadline of any Registration Statement filed pursuant to this Section 7.2, shall be 90 days after the receipt of the Commission Comments which required the filing of such Registration Statement.

(e)       The Company agrees that it will, subject to receipt of necessary information from the Purchaser, file each New Registration Statement as soon as practicable after it becomes aware that the filing of such New Registration Statement will be required, but in any event by its Filing Deadline, and it will use commercially reasonable efforts to cause the Commission to declare each New Registration Statement effective within by its respective Effectiveness Deadline.

(f)        The Company agrees that it will use commercially reasonable efforts to respond to any comments received from the SEC with respect to any Registration Statement, including but not limited to Commission Comments, as soon as practical but in any event within 14 business days (United States) from the receipt thereof.

7.3	Transfer of Shares After Registration.

(a)       The Purchaser agrees that it will not effect any disposition of the Shares or Warrant Shares or its right to purchase the Shares or Warrant Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

(b)       The Company acknowledges and agrees that the Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Shares and Warrant Shares in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. The Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Shares or Warrant Shares or for any agreement, understanding or arrangement between the Purchaser and its pledgee or secured party. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares or Warrant Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 5.17 and in this Section 7.3, any Shares or Warrant Shares subject to a pledge or security interest as contemplated by this Section 7.3(b) shall continue to bear the legend set forth in Section 5.13 and be subject to the restrictions on transfer set forth in Section 5.17 and in this Section 7.3.

7.4	Indemnification. For the purpose of this Section 7.4:

(i)        the term “Purchaser/Affiliate” shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)       the term “Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, any Registration Statement referred to in Section 7.1 and 7.2.

(a)       The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, and will promptly reimburse the Purchaser and each Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5.17 or 7.3 hereof respecting the sale of the Shares or Warrant Shares, or (iii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

(b)       Each Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon: (i) any failure to comply with the covenants and agreements contained in Sections 5.10 or 7.2 hereof respecting the sale of the Shares; (ii) the inaccuracy of any representation or warranty made by such Purchaser herein; or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that each Purchaser’s aggregate liability under this Section 7 shall not exceed the amount of proceeds received by such Purchaser on the sale of the Shares pursuant to the Registration Statement.

(c)       Promptly after receipt by an indemnified party under this Section 7.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.4 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.4 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action); or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided, that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)       If the indemnification provided for in this Section 7.4 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.4 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Common Stock hereunder; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount the Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.4, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.4 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.4, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.5       Information Available. The Company, upon the reasonable request of the Purchaser, shall make available for inspection during normal business hours by the Purchaser, any underwriter participating in any disposition pursuant to any Registration Statement and any attorney, accountant or other agent retained by the Purchaser or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with any Registration Statement.

7.6       Assignment of Registration Rights. The right to cause the Company to register Registrable Securities granted to the Purchaser by the Company under this Agreement may be assigned in full by the Purchaser (or a subsequent holder of any Registrable Securities (a “Holder”)) in connection with a transfer by the Purchaser or a Holder of its Registrable Securities, but only if: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) the Purchaser or the Holder gives written notice of the proposed transfer to the Company including the name and address of such transferee and a copy of the transfer documents and agreements; and (iii) such transfer is otherwise in compliance with this Agreement.

SECTION 8.	Covenants.

8.1	Proxy Statement.

(a)       In connection with (i) the Company’s 2010 Annual Meeting of Shareholders or (ii) or any other special meeting of the Company’s shareholders duly convened prior to the Company’s 2010 Annual Meeting of Shareholders, the Company shall prepare and file with the Commission a proxy statement meeting in accordance with the requirements of Section 14 of the Exchange Act and the related rules and regulations thereunder promulgated by the Commission (the “Proxy Statement”) to solicit the approval by stockholders holding a majority of the outstanding voting stock of the Company present, in person or by proxy, at the Stockholders’ Meeting (as defined below) of an amendment to the Company’s articles of incorporation providing for an increase in the amount of authorized Common Stock equal to 100,000,000 shares or in any greater amount such that in any event, the Company shall have at the Deferred Closing sufficient amount of authorized Common Stock to enable it to perform its obligations under this Agreement (the “Stockholder Approval[s]”). The Company shall use its best efforts to (i) file the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 10-K”) as soon as possible after such date, (ii) file the Proxy Statement immediately after it files the 2009 10-K, (iii) cause the Proxy Statement to be declared effective under the Exchange Act as soon as possible promptly as reasonably practicable after such filing (if the first filing is a preliminary proxy statement) and (iv) mail the Proxy Statement to the stockholders of the Company as soon as practicable.

(b)       The Company shall keep the Purchaser apprised of the status of matters relating to the Proxy Statement and the Stockholders’ Meeting, including promptly furnishing the Purchaser and its counsel with copies of notices or other communications related to the Proxy Statement and the Stockholders’ Meeting received by the Company from the Commission or any other third party.

8.2       Stockholders’ Meeting. The Company shall, in accordance with the laws of the State of California and the Company’s articles of incorporation and bylaws, use its commercially reasonable efforts to convene a meeting of holders of Common Stock to consider and vote upon giving the Stockholder Approval (the “Stockholders’ Meeting”) as soon as practicable after the filing of a definitive proxy statement in connection with the Stockholders’ Meeting, but in any event by May 15, 2010. Subject to fiduciary obligations under applicable law, the Board shall recommend such Stockholder Approval, shall not withdraw or modify such recommendation and shall solicit such Stockholder Approval. Without limiting the generality of the foregoing, if the Board withdraws or modifies its recommendation, the Company shall nonetheless cause the Stockholders’ Meeting to be convened and a vote to be taken, and the Board may communicate to the Company’s stockholders its basis for such withdrawal or modification.

8.3       Election of Directors.

(a)       The Company shall take all necessary actions (including, if necessary, amend its by-laws) following the Closing to adjust the size of the Board to nine members, to elected as follows:

(i)        two “Independent Directors” as defined under the listing standards of The Nasdaq Capital Market, regardless of whether the Common Stock is then listed on the Nasdaq Capital Market, the identity of one shall be nominated by the Purchaser, and the identity of the other shall be nominated by the MediVision/Principal MV Shareholders Group (which two directors are currently Mr. William Greer and Mr. Jonathan R. Phillips);

(ii)       three directors to be nominated by the Purchaser (the “Purchaser Directors”). One of the Purchaser Directors shall be appointed as the Chairman of  the Company’s Audit Committee. The Company shall ensure the appointment of the Purchaser Directors at the Closing, and shall use its commercially reasonable efforts to cause (i) the Purchaser Directors to be nominated and elected to the Board in each election of directors and (ii) if any Purchaser Director who has been so elected to the Board shall cease for any reason to be a member of the Board during such person’s term as a director, the Company shall use its best efforts, subject to applicable laws and regulations, to cause such vacancy to be filled by a replacement designated by the Purchaser;

(iii)      three directors to be nominated by MediVision or the Principal MV Shareholders (the “MediVision Directors”); and

(iv)     one director to be nominated by the Purchaser and MediVision or the Principal MV Shareholders who shall be a reputable individual from the Company’s industry, and who shall act as the Chairman of the Board;

provided, that at the first annual meeting of the Company’s shareholders following the execution of this Agreement, (1) the Purchaser shall nominate Mr. Ariel Shenhar, pursuant to Section 8.3(a)(ii), to serve as a director until the next annual meeting, subject to his continuance service as the Company’s chief financial officer during such period and (ii) MediVision or the Principal MV Shareholders shall nominate Mr. Gill Allon, pursuant to Section 8.2(a)(iii), to serve as a director until the next annual meeting, subject to his continuance service as the Company’s chief executive officer during such period.

In addition, Noam Allon, in the sole discretion of the Board of Directors of the Company, shall attend all meetings of the Board of Directors as an observer (the “Representative”) and, in this respect, the Company shall give the Representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

8.4       D&O Insurance. Promptly following the date hereof and prior to the applicable appointment, the Company shall cause each director appointed or elected to the Board pursuant to Section 8.3 to be fully covered by the Company’s existing directors’ and officers’ liability insurance, in an amount reasonably acceptable to the Purchaser to be not less than $10,000,000. The Company shall provide the Purchaser with a written approval of its insurance agent to the foregoing effect. The Company shall maintain such insurance valid and in place in all times thereafter during which the Purchaser is entitled to elect members of the Board.

8.5       Indemnification Agreements. At the Closing, the Company shall execute and deliver indemnification agreements substantially in the form attached hereto as Exhibit H (the “Indemnification Agreements”) with each of the Purchaser Directors.

8.6       Board of Directors; Powers; Committees. As of the Closing Date, the bylaws of the Company will have been amended in accordance with its terms, to provide the following:

(a)       The Board will have nine members.

(b)       The Board shall have an audit committee, the composition and duties of which shall be in compliance with all applicable federal and state securities laws and the rules of the OTC Bulletin Board, and which shall consist of at least three members of the Board. One of the Purchaser Directors shall be appointed as the Chairman of the Company’s Audit Committee.

(c)       The Board shall have a compensation committee, the composition and duties of which shall be in compliance with all applicable federal and state securities laws and rules of the OTC Bulletin Board, and which shall consist of three members of the Board. The duties of the compensation committee will include (i) authorizing the compensation of any executive officer, (ii) setting number of shares reserved under the Company’s option pool, and (iii) setting employee compensation guidelines. The Purchaser Director shall have a veto right with respect to any resolution adopted by the compensation committee with regards to any issuance of Abraxas options (as set forth in Section 8.17 below).

(d)       The Purchaser and MediVision shall have the right, but not the obligation, to cause one Purchaser Director and one MediVision Director to serve on each of the Audit Committee, the Compensation Committee and any other committee of the Board or any other committee of the Board of any subsidiary of the Company (if any).
8.7	Indemnification.

(a)       Indemnification for breach representations, warranties or covenants. The Company will, to the fullest extent permitted by law, defend the Purchaser, and each of its Affiliates, directors, officers, agents and employees (the “Purchaser Indemnitees”) or settle (provided that the Company will not agree to any settlement without the applicable Purchaser Indemnitee’s prior written consent, which consent shall not be unreasonably withheld or delayed) at the Company’s expense any Action or Proceeding and indemnify them for all Losses and Expenses (both as defined below) arising out of or in connection with a breach of any representations, warranties or covenants of the Company in this Agreement. The Company will indemnify and hold harmless the Purchaser Indemnitees from and against any and all damages, costs, liabilities and attorneys’ fees, incurred in defending and/or resolving such Action or Proceeding; provided, that (i) the Company is promptly notified in writing of such Action or Proceeding (provided, that any failure to deliver such notice will not relieve the Company of liability under this Section 8.7), (ii) the Company will have the sole control of the defense and/or settlement thereof (provided, that if representation of the Purchaser Indemnitees by counsel retained by the Company would be inappropriate due to any actual or potential differing interest between the Purchaser Indemnitee and the Company or any third party represented by such counsel, the Purchaser Indemnitees will have the right to retain one separate counsel, with reasonable fees and expenses to be paid by the Company), (iii) the Purchaser Indemnitees furnish to the Company, on request, information available to the Purchaser Indemnitees for such defense, and (iv) the Purchaser Indemnitees reasonably cooperate in any defense and/or settlement thereof as long as the Company pays all of the Purchaser Indemnitees’ reasonable out of pocket expenses and attorneys’ fees. The Purchaser Indemnitees will not admit any such Action or Proceeding or any allegations made in such Action or Proceeding without, to the extent practicable, the prior written consent of the Company (which will not be unreasonably withheld or delayed). For purposes of this Agreement, an “Action or Proceeding” means any claim, action, suit, judgments, settlements, litigation, proceeding, mediation, arbitration or investigation or audit by any Person, and “Losses and Expenses,” means damages, expenses, losses, costs, liabilities (including without limitation, incident to any Action or Proceeding.

(b)       Special Indemnification for the MediVision Assets Transaction. The Company will, to the fullest extent permitted by law, defend the Purchaser Indemnitees or settle (provided that the Company will not agree to any settlement without the applicable Purchaser Indemnitee’s prior written consent, which consent shall not be unreasonably withheld or delayed) at the Company’s expense any Action or Proceeding and indemnify them for all Losses and Expenses (both as defined below) arising out of or in connection with any liability, indebtedness, restriction or obligation imposed on the Company or any subsidiary of the Company or any Material Adverse Effect suffered by the Company or any subsidiary of the Company as a result of or in connection with the MediVision Assets Transaction (including without limitation, any liability related to the obligations of MediVision to the Israeli Office of the Chief Scientist (the “OCS Claims”) or any approval required to be provided by it in connection with such transaction (the “OCS Approval”). In order to secure certain obligations of MediVision to the Company under the Asset Purchase Agreement and to secure the indemnification obligation of the Company to the Purchaser set forth in this Section 8.7(b), MediVision shall comply with the escrow provisions set forth in Section 10.5 of the Asset Purchase Agreement. The Company hereby undertakes to take all required actions and to enforce any and all rights and remedies granted to it or to which it is entitled under the Assets Purchase Agreement, by applicable law, or otherwise, in order to perform its indemnification obligation set forth in this Section 8.7(b), including without limitation, (i) Company’s right to purchase and sell certain shares of Common Stock for the repayment of the Elop Debt (as such term is defined and as further described Section 8.14 of the Asset Purchase Agreement), (ii) Company’s right to purchase and cancel and/or reclassify certain shares of Common Stock into treasury shares entitling their holder to no rights, in connection with the Untied Mizrachi Bank Loan (as such term is defined and as further described in Section 8.15 of the Asset Purchase Agreement); The Board of the Company shall adopt, on or prior to the Closing Date, a resolution (a copy of which shall be delivered to the Purchaser at the Closing) approving such cancellation and/or reclassification, subject to the occurrence of the relevant conditions, and (iii) Company’s rights purchase and sell certain shares of Common Stock for the repayment of the OCS Debt and Obligations (as such term is defined and as further described Section 8.16 of the Asset Purchase Agreement).

8.8       Voting Agreement. At the Closing, MediVision and certain of its stockholders shall execute a voting agreement with the Purchaser pursuant to which they will undertake to vote all their shares in the Company for the appointment of the Purchasers Directors (as defined above) and will agree on other terms customary in such agreements.

8.9       Management Fee. In consideration for the Purchaser’s service on the Board (through its Purchasers Directors) and strategic consulting services, the Company shall pay the Purchaser an annual management fee of $20,000 plus VAT (to the extent applicable) per each director appointed by it which is not an employee of the Company.

8.10     Operation of Business. The Company agrees that, between the date of this Agreement and the earlier of the termination of this Agreement and the Closing Date, except as expressly contemplated by any provision of this Agreement, (i) the business of the Company shall be conducted only in, and the Company shall not take any action except in, the ordinary course of business consistent with past practice, and (ii) the Company shall use its commercially reasonable efforts to preserve its business organization intact, to keep available the services of its current officers and employees, and to maintain its existing relations with suppliers, creditors, business partners and others having business dealings with the Company, to the end that the Company’s goodwill and ongoing business shall be unimpaired at the Closing.

8.11     Exclusivity; Break-Up Fee. Until the Closing Date, the Company shall not, directly or indirectly, and shall direct its directors, officers, employees, representatives, Affiliates and agents, including investment bankers, financial advisors, attorneys and accountants (collectively, the “Representatives”) not to, directly or indirectly, solicit or encourage any offers, engage in any discussions (other than to inform any initiating party that it is subject to this provision) or enter into any agreements or commitments with respect to the purchase of, or the sale or transfer or issuance (whether by merger, consolidation or otherwise) of, (i) any shares of capital stock of the Company or another entity organized by affiliates or any securities convertible into or exchangeable for any such stock for the primary purpose of raising capital or (ii) all or substantially all of the assets, or any material assets, of the Company or any subsidiary thereof (“Acquisition Proposals”); provided, however, that nothing contained in this Section 8.11 shall prohibit the Board from providing information in connection with, and negotiating, another unsolicited, bona fide written proposal regarding an Acquisition Proposal that the Board shall have determined in good faith, after considering applicable law, and after consulting with independent outside counsel, that such action is required in order for the Board to comply with its fiduciary duties to the Company’s stockholders under applicable law; provided, further, that if (a) the Board determines to enter into an Acquisition Proposal prior to the Closing, (b) the Stockholder Approvals are not obtained prior to the Deferred Closing Date, the Closing is not consummated due to failure to obtain any consent of any third party on part of the Company (including any governmental approvals), (c) the Stockholder Approvals are not obtained prior to the Deferred Closing Date, or (d) the Company breaches its exclusivity undertaking above, the Company shall pay to the Purchaser a break-up fee equal to $100,000 within seven days of the Purchaser’s written request. The Company shall notify the Purchaser promptly if any proposal or offer, or any inquiry or contact with any Person with respect thereto, regarding an Acquisition Proposal is made, such notice to include the identity of the Person making such proposal, offer, inquiry or contact, and the terms of such Acquisition Proposal. In addition, if the Company receives an Acquisition Proposal that would require the Board, in exercising its fiduciary duties as described above, to determine not to consummate the transactions contemplated hereby prior to the Closing, the Company shall endeavor to negotiate with the Purchaser, for a period not to exceed 10 days, a new transaction with the Purchaser that is comparable to such Acquisition Proposal.

8.12     Reasonable Efforts; Notification; Representations. Subject to the other terms and conditions of this Agreement, each of the parties to this Agreement shall use reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including the issuance of Warrant Shares upon the exercise of Warrants. Each party to this Agreement shall give prompt notice to each other party to this Agreement upon becoming aware that any representation or warranty made by such party in this Agreement has become untrue or inaccurate or that such party has failed to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by such party under this Agreement, in each case such that the conditions set forth in this Agreement would not be satisfied. No party to this Agreement shall take any action that would cause any representation or warranty made by such party in this Agreement to be untrue if made at Closing.

8.13     Approval Rights. For so long as the Purchaser owns more than 20% of the issued and outstanding shares of Common Stock (giving effect to the Warrant Shares underlying the Warrants held by the Purchaser) the Company must obtain prior written approval from the Purchaser to:

(i)        Merge into or consolidate with any other person or entity or permit any other person or entity to merge or consolidate with it; sell all or substantially all of the assets of the Company; liquidate, dissolve or wind-up the Company; acquire any interest in any business from any person or entity; sell, transfer, lease or otherwise dispose of (in one or more transactions) any of its material assets; purchase, lease or otherwise acquire (in one or more transactions) any material asset or more;

(ii)       Authorize, offer, sell or issue any (a) security or security converted into equity for a purchase price or exercise price, as the case may be, lower than the average purchase price to be paid by the Purchaser for the two installments (or lower than the 1st Installment purchase price, if the 2nd Installment was not paid), and (b) debt security, provided that following two years from the Closing, the Company may issue debt security in an aggregate amount lower than $2,000,000 per year without the Purchaser’s consent, and in any event, excluding the issuance of options to employees, including directors;

(iii)      Incur indebtedness for borrowed money or guarantee or act as a surety for any debt from financial institutions in excess of $100,000 other then in the ordinary course of business;

(iv)      Grant a security interest in an asset or combination of assets of the Company valued individually or in the aggregate at $250,000 or more;

(v)       Sell, lease, sublease, license or otherwise transfer any of the rights, title and interest in any Company intellectual property valued individually or in the aggregate at $250,000 or more;

(vi)      Purchase, license or otherwise acquire any of the rights, title or interest in any intellectual property of any third party valued individually or in the aggregate at $250,000 or more;

(vii)     Any deviation of $250,000 or more from the Company’s budget for 2009 and 2010 as disclosed to the Purchaser prior to the Closing (the 2010 budget can only be approved with the Purchaser’s consent); or

(viii)    Hire or terminate any executive officer of the Company, including the Chief Executive Officer and Chief Financial Officer; or

(ix)      Approval of interested parties transaction(s) (excluding grant of options), to include without limitation, transactions, directly or indirectly, between the

Company and any of its directors and officers and any transaction with MediVision (including its directors and officers).

8.14     Participation Rights. The Purchaser, for so long as it holds a number of shares of Common Stock equal to 15% or more of the 1st Installment Shares it purchased pursuant to this Agreement, will have the right to purchase its pro rata share (based on the Purchaser’s beneficial ownership of the Company’s outstanding shares of Common Stock on a fully diluted basis, including the Warrant(s) or the Warrant(s) Shares (as the case may be) of any future equity offering by the Company.

8.15     Most Favorite Nation. In the event that any current or future investor in the Company shall be granted more favorable rights than or in preference over the Purchaser (including but not limited to issuance of superior type of shares or rights for liquidation preference, anti dilution protection, board nomination, voting, registration of securities, approval rights, participation rights, or management fee), the purchaser shall receive rights or parity with such rights and the terms applicable to the Securities shall be amended accordingly, only for so long as the Purchaser beneficially owns at least 20% of the Company’s issued and outstanding Common Stock on a fully diluted basis (including the Warrant Shares). This Section 8.15 will not apply if the terms granted to a future investor were agreed by the Purchaser in its capacity as a stockholder, and the Purchaser waived its Most Favorite Nation right in connection therewith.

8.16     Access Rights. From the date hereof until the Closing, the Company will permit access to, and will make available to the Purchaser’s representatives, consultants and their respective counsels for inspection, such information and documents as the Purchaser reasonably request, and will make available at reasonable times and to a reasonable extent officers and employees of the Company to discuss the business and affairs of the Company.

8.17     Abraxas Options. All options promised to Gil Allon and/or Ariel Shenhar for shares of Abraxas shall be re-discussed at the compensation committee of the Board of Directors of the Company at its first meeting of the compensation committee following the Closing and in any event no later than thirty days following the Closing Date, with the participation of the Purchaser Directors. It is agreed that the Purchaser shall have a veto right with regards to any such issuance of Abraxas options.

8.18     Company’s Auditors. The Company shall appoint, no later than thirty days following the Closing Date, Ernst & Young (Israel office) as channel II accountant for the Company and its subsidiaries.

SECTION 9.   Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Ophthalmic Imaging Systems 221 Lathrop Way, Suite 1 Sacramento, CA 95815 Attention: Gil Allon Facsimile: 916-646-0207 Email: Info@oisi.com with a copy to:
Troutman Sanders LLP 405 Lexington Avenue New York, New York 10174 Attention: Henry I. Rothman Facsimile: 212-704-5950 E-mail: Henry.rothman@troutmansanders.com or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

(b)       if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13. Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Each of the Company and the Purchaser submits to the exclusive jurisdiction of the state and federal courts sitting in the city of Sacramento, State of California, for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Company and the Purchaser irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

SECTION 14. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

SECTION 16. Fees and Expenses. The Company shall reimburse the Purchaser, at the Closing Date, for all expenses incurred by the Purchaser in connection with this Agreement, including financial and legal due diligence and negotiation of the transaction, financial and legal due diligence and negotiation of the MediVision Assets Transaction, and other professional services retained by the Purchaser, in an aggregate amount equal to $100,000 plus VAT (to the extent applicable); provided, however, that the Purchaser hereby acknowledges that as of the date of this Agreement, the Company has reimbursed the Purchaser $40,000 pursuant to this Section 16 and at the Closing Date, the Company is only required to reimburse the Purchaser $60,000 plus VAT (to the extent applicable) for all expenses incurred by the Purchaser in connection with this Agreement.

SECTION 17. Parties. This Agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and to the extent provided in Section 7.4, any person controlling the Company or the Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 7.4, no other person shall acquire or have any right under or by virtue of this Agreement. The term “successor and assigns” shall not include any subsequent purchaser, as such purchaser, of the Shares sold to the Purchaser pursuant to this Agreement. Notwithstanding the foregoing, the obligation of the Company to register the Shares and the Warrant Shares granted to the Purchaser under this Agreement may be assigned in full by the Purchaser in connection with a valid transfer by the Purchaser of its Shares and the Company agrees to promptly file any required prospectus supplement electing such transfer and naming the transferee as a selling stockholder therein, if applicable, enabling the transferee to sell all Shares required by it; provided, however, that (i) such transfer may otherwise be expected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement to the extent applicable, and such transfer is otherwise in compliance with this Agreement.

SECTION 18. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

OPHTHALMIC IMAGING SYSTEMS
By:	/s/ Gil Allon
	Name:	Gil Allon
	Title:	Chief Executive Officer

By:	/s/ Ariel Shenhar
	Name:	Ariel Shenhar
	Title:	Chief Financial Officer

U. M. ACCELMED, LIMITED PARTNERSHIP

by A.M ACCELMED MANAGEMENT G(2009) LTD., its General Partner
By:	/s/ Uri Geiger
	Name:	Uri Geiger
	Title:	Chairman

6 Hachoshlim St. Herzliya Pituach 46120, Israel P.O.Box 12006 Attention: Dr. Uri Geiger Facsimile: 972-9-9588594 E-mail: Uri@accelmed.co.il with a copy to (which shall not constitute a notice):
Shenhav & Co. Law Offices 4 Ha’nechoshet St., Ramat Ha’chayal, Tel Aviv 69710, Israel Attention: Dr. Ayal Shenhav, Adv. Facsimile: 972-3-6110788 E-mail: ayal@shenhavlaw.co.il

Signature Page to Purchase Agreement

List of Exhibits, Appendices and Schedules

Exhibits

Exhibit A-1 and Exhibit A-2 – Form of Warrants

Exhibit B – Legal Opinion

Exhibit C-1 and Exhibit C-2 – Officer Certificates

Exhibit D – Form of Irrevocable Proxy by MediVision

Exhibit E – Form of Irrevocable Proxy by MediVision shareholders

Exhibit F-1 and Exhibit F-2 – Secretary Certificates

Exhibit G – List of Subsidiaries

Exhibit H – Director Indemnification Agreements

Exhibit I – Escrow Agreement

Appendices

Appendix I – Stock Certificate Questionnaire

Appendix II – Certificate of Subsequent Sale

Schedules

Schedule 4.3(i) – Outstanding Capitalization

Schedule 4.3(ii) – Outstanding Options to Purchase, Preemptive Rights and Other Rights

Schedule 4.19 – Company Budget and Strategic Work Plan

EXHIBIT A-1

FORM OF 1st WARRANTS

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (A) EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS, OR (B) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

OPHTHALMIC IMAGING SYSTEMS

WARRANT

Warrant No. [__] Dated:  [_______ __], 2009

Ophthalmic Imaging Systems, a California corporation (the “Company”), hereby certifies that, for value received, U.M. Accelmed, Limited Partnership or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 3,211,076 shares of common stock, no par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $1.00 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and on or after the date hereof (the “Initial Exercise Date”) and through and including the date that is 36 (thirty-six) months from the date hereof (being June [l], 2012) (the “Expiration Date”), subject to the following terms and conditions. This Warrant (this “Warrant”) was issued pursuant to that certain Purchase Agreement, dated as of June [l], 2009, by and among the Company and the Holder (the “Purchase Agreement”).

SECTION 1.                         Definitions.  In addition to the terms defined below and elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

SECTION 2.             Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of record of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

SECTION 3.             Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified in the Purchase Agreement.  Upon any such registration of transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

SECTION 4.             Exercise and Duration of Warrants.

4.1.               This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Initial Exercise Date and including the Expiration Date.  At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

4.2.               A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

SECTION 5.             Delivery of Warrant Shares.

5.1.               Upon exercise of this Warrant, the Company shall promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a legend is required to be placed on the certificate pursuant to the Purchase Agreement.  The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.  The Company shall, upon the written request of the Holder and provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, use its

commercially reasonable efforts, to credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system (“DWAC”); provided, that the Holder provides the Company the reasonably necessary details to effect the foregoing DWAC delivery.

5.2.               This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5.3.               If within three Trading Days after the Company's receipt of an Exercise Notice the Company shall fail to issue and deliver a certificate to the Holder and register the shares of Common Stock issuable pursuant to the Exercise Notice on the Company's share register or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such exercise, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder's balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder's balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  For purposes of this Warrant, “Closing Bid Price” shall mean, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by the Bloomberg Financial Markets (“Bloomberg”), or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the Eligible Market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  “Principal Market” means the OTC Bulletin Board® or, at any time that the Common Stock is not quoted on the OTC Bulletin Board, the Eligible Market on which the Common Stock is listed or quoted for trade.  “Eligible Market” means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market.

5.4.               The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant  as required pursuant to the terms hereof.

SECTION 6.             Charges, Taxes and Expenses.  Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

SECTION 7.             Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.  If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

SECTION 8.             Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9, if any).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

SECTION 9.             Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

9.1.               Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock (which for the avoidance of doubt, shall not include shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

9.2.               Fundamental Transactions.  If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected (each a “Fundamental Transaction”), then, as a condition of such Fundamental Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such Fundamental Transaction not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitations, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise hereof. The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company (a copy of which shall be delivered to the Holder), the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive Fundamental Transactions.

9.3.               Subsequent Equity Sales.  If the Company at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise issue any Common Stock or Common Stock Equivalents (as defined below) entitling any person to acquire shares of Common Stock, at an effective price per share less than $1.00 per share of Common Stock (each such issuance, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than $1.00 per share of Common Stock, such issuance shall be deemed to have occurred for less than $1.00 per share of Common Stock on such date of the Dilutive Issuance), then if such Dilutive Issuance shall occur, the Exercise Price shall be reduced to be equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of outstanding shares of Common Stock immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock outstanding immediately after such Dilutive Issuance.

The following formula illustrates the foregoing:

NP = OP x (OP x CS + C) / (OP x CSA)

WHERE

NP = the adjusted Exercise Price (after the Dilutive Issuance)

OP = Exercise Price in effect immediately prior to such Dilutive Issuance

CS = the number of outstanding shares of Common Stock immediately prior to such Dilutive Issuance

C = the consideration, if any, received by the Company upon such Dilutive Issuance

CSA = the number of outstanding shares of Common Stock immediately after such Dilutive Issuance

Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 9(c) in respect of an Exempt Issuance.  For purposes of this Warrant: “Common

Stock Equivalents” shall mean securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, shares of Common Stock, or Preferred Stock; and “Exempt Issuance” shall mean the issuance of: (a) shares of Common Stock or Common Stock Equivalents to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by the Board of Directors or a majority of the members of a committee established for such purpose by the Board of Directors; (b) securities upon the exercise of this Warrant (and any other securities issued pursuant to the Purchase Agreement) and/or the exercise or conversion of Common Stock Equivalents issued and outstanding on the date of this Warrant (as set forth in Schedule 4.3(i) of the Purchase Agreement); provided, that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities; or (c) securities issued in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company.

9.4.               Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to Section 9(a), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be adjusted proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares, as applicable, shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

9.5.               Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

9.6.               Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Transfer Agent.

9.7.               Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

SECTION 10.           Payment of Exercise Price.  The Holder shall pay the Exercise Price (i) in cash in immediately available funds or (ii) through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

Notwithstanding anything in this Warrant to the contrary, the Holder may only exercise this Warrant through a cashless exercise if no Registration Statement (as defined in the Purchase Agreement) is effective for more than 30 consecutive days that covers the Warrant Shares issuable upon the exercise of this Warrant.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

SECTION 11.           Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

SECTION 12.           Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth in the Purchase Agreement with respect to the Company and, with respect to the Holder, the Holder’s last address as shown on the Warrant Register.

SECTION 13.           Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon 10 days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholder services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

SECTION 14.           Investment Intent; Limited Transferability.

14.1.               If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder furnish to the Company a legal opinion of counsel to the Holder to such effect, the substance of which shall be reasonably acceptable to the Company and (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company representing that they are acquiring such Warrant Shares for investment purposes and that they are an accredited investor as defined in Rule 501(a) under the Securities Act.  The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities or blue sky laws.

14.2.               The Holder represents that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Warrant or the exercise of the Warrant and the finance operations and business of the Company; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.  Nothing contained in this Section 14(b) shall alter, amend or change the Holder’s reliance on the representations, covenants or warranties contained herein.

14.3.               The Holder represents that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act and that it is acquiring the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act, without prejudice, however, to such Holder’s right, subject to the provisions of this Warrant, at all times to sell or otherwise dispose of all or any part of the Warrant and Warrant Shares.

14.4.               The Holder represents that it, either by reason of such Holder’s business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), has such sophistication, knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company and the capacity to protect such Holder’s interests in connection with the transactions contemplated by this Warrant and the Purchase Agreement.

14.5.               The Holder represents that it has the ability to bear the economic risks of its investment for an indefinite period of time and could afford a complete loss of its investment.

14.6.               The Holder agrees and acknowledges that the representations made by the Holder in this Section 14 are conditions to the exercise of this Warrant.

SECTION 15.           Miscellaneous.

15.1.               Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder.  This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction (subject to the provisions of Section 9(b) hereof).  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

15.2.               The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

15.3.               All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of Sacramento, State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under Section 12 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The Company hereby waives all rights to a trial by jury.

15.4.               The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

15.5.               In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

OPHTHALMIC IMAGING SYSTEMS

By: ____________________________
Name:
Title:

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of
Common Stock under the foregoing Warrant)

To Ophthalmic Imaging Systems:

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Ophthalmic Imaging Systems, a California corporation (the “Company”).  As a condition to this exercise, the undersigned Holder hereby represents and warrants to the Company that the representations and warranties set forth in Section 14 of the Warrant are true and correct as of the date hereof as if they had been made on such date with respect to the Warrant Shares.  The undersigned Holder further acknowledges that the sale, transfer, assignment or hypothecation of the Warrant Shares to be issued upon exercise of this Warrant is subject to the terms and conditions contained in Section 14 of this Warrant.  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1)      The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

(2)      The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(3)      The Holder intends that payment of the Exercise Price shall be made as (check one):

____           “Cash Exercise” under Section 10

____           “Cashless Exercise” under Section 10

(4)      If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(5)      Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

(6)      Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Dated: ______________, ___________	Name of Holder:

(Print) ________________________________

By: ________________________________
Name: ________________________________
Title: ________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

__________________________________
Taxpayer Identification Number
ACKNOWLEDGED AND AGREED TO this ___ day of ___________, 20__ OPHTHALMIC IMAGING SYSTEMS By: Name: ______________________ Title: ______________________

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by Warrant to purchase ____________ shares of Common Stock of Ophthalmic Imaging Systems to which the Warrant relates and appoints ________________ attorney to transfer said right on the books of Ophthalmic Imaging Systems with full power of substitution in the premises.  As a condition to this assignment, the Holder acknowledges that its assignee must deliver a written instrument to the Company that the representations and warranties of Section 14 of the Warrant are true and correct as of the date hereof as if they had been made by such assignee on such date with respect to the Warrants.

Dated: ,

______________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

______________________________________
Address of Transferee

______________________________________

______________________________________

______________________________________
Taxpayer Identification Number
In the presence of:

EXHIBIT A-2

FORM OF 2nd WARRANTS

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED (A) EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS, OR (B) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

OPHTHALMIC IMAGING SYSTEMS

WARRANT

Warrant No. [__] Dated:  [_______ __], 2010

Ophthalmic Imaging Systems, a California corporation (the “Company”), hereby certifies that, for value received, U.M. Accelmed, Limited Partnership or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 1,193,696 shares of common stock, no par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $1.00 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and on or after the Initial Exercise Date (as defined below) and through and including the date that is 36 (thirty-six) months from the date hereof (being June [l], 2012) (the “Expiration Date”), subject to the following terms and conditions. This Warrant (this “Warrant”) was issued pursuant to that certain Purchase Agreement, dated as of June [l], 2009, by and among the Company and the Holder (the “Purchase Agreement”).

SECTION 16.           Definitions.  In addition to the terms defined below and elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

“Initial Exercise Date” shall mean the date that any of the following occurs: (i) the date that the Company consummates a merger with and into another corporation or the date the Company consummates a sale, transfer or other disposition of all or substantially all of its assets,

(ii) the date that the average closing price per share of the Company’s Common Stock on the OTC Bulletin Board (or wherever the Common Stock is listed or quoted for trading on the date in question) for 10 consecutive Trading Days exceeds $2.00; (iii) the date the Company’s Board  of Directors authorizes a transaction pursuant to which the Company will raise at least $1,500,000 in capital raising transaction with persons who are shareholders of MediVision Medical Imaging Ltd., the parent entity of the Company, on the date hereof; and (iv) March __, 2012.

SECTION 17.           Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of record of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

SECTION 18.           Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified in the Purchase Agreement.  Upon any such registration of transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

SECTION 19.           Exercise and Duration of Warrants.

19.1.               This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Initial Exercise Date and including the Expiration Date.  At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

19.2.               A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

SECTION 20.           Delivery of Warrant Shares.

20.1.               Upon exercise of this Warrant, the Company shall promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a legend is required to be placed on the certificate pursuant to the Purchase Agreement.  The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.  The Company shall, upon the written request of the Holder and provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, use its commercially reasonable efforts, to credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system (“DWAC”); provided, that the Holder provides the Company the reasonably necessary details to effect the foregoing DWAC delivery.

20.2.               This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

20.3.               If within three Trading Days after the Company's receipt of an Exercise Notice the Company shall fail to issue and deliver a certificate to the Holder and register the shares of Common Stock issuable pursuant to the Exercise Notice on the Company's share register or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such exercise, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder's balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder's balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.  For purposes of this Warrant, “Closing Bid Price” shall mean, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by the Bloomberg Financial Markets (“Bloomberg”), or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the Eligible Market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  “Principal Market” means the OTC Bulletin Board® or, at any time that the Common Stock is not quoted on the OTC Bulletin Board, the Eligible Market on which the Common Stock is listed or quoted for trade.  “Eligible Market” means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market.

20.4.               The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant  as required pursuant to the terms hereof.

SECTION 21.           Charges, Taxes and Expenses.  Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

SECTION 22.           Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.  If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

SECTION 23.           Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9, if any).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.  The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

SECTION 24.           Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

24.1.               Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock (which for the avoidance of doubt, shall not include shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

24.2.               Fundamental Transactions.  If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected (each a “Fundamental Transaction”), then, as a condition of such Fundamental Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such Fundamental Transaction not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof

(including, without limitations, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise hereof. The Company shall not effect any such Fundamental Transaction unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company (a copy of which shall be delivered to the Holder), the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive Fundamental Transactions.

24.3.               Subsequent Equity Sales.  If the Company at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise issue any Common Stock or Common Stock Equivalents (as defined below) entitling any person to acquire shares of Common Stock, at an effective price per share less than $1.00 per share of Common Stock (each such issuance, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than $1.00 per share of Common Stock, such issuance shall be deemed to have occurred for less than $1.00 per share of Common Stock on such date of the Dilutive Issuance), then if such Dilutive Issuance shall occur, the Exercise Price shall be reduced to be equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of outstanding shares of Common Stock immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Exercise Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock outstanding immediately after such Dilutive Issuance.

The following formula illustrates the foregoing:

NP = OP x (OP x CS + C) / (OP x CSA)

WHERE

NP = the adjusted Exercise Price (after the Dilutive Issuance)

OP = Exercise Price in effect immediately prior to such Dilutive Issuance

CS = the number of outstanding shares of Common Stock immediately prior to such Dilutive Issuance

C = the consideration, if any, received by the Company upon such Dilutive Issuance

CSA = the number of outstanding shares of Common Stock immediately after such Dilutive Issuance

Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 9(c) in respect of an Exempt Issuance.  For purposes of this Warrant: “Common Stock Equivalents” shall mean securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, shares of Common Stock, or Preferred Stock; and “Exempt Issuance” shall mean the issuance of: (a) shares of Common Stock or Common Stock Equivalents to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by the Board of Directors or a majority of the members of a committee established for such purpose by the Board of Directors; (b) securities upon the exercise of this Warrant (and any other securities issued pursuant to the Purchase Agreement) and/or the exercise or conversion of Common Stock Equivalents issued and outstanding on the date of this Warrant (as set forth in Schedule 4.3(i) of the Purchase Agreement); provided, that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities; or (c) securities issued in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company.

24.4.               Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to Section 9(a), the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be adjusted proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares, as applicable, shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

24.5.               Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

24.6.               Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Transfer Agent.

24.7.               Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

SECTION 25.           Payment of Exercise Price.  The Holder shall pay the Exercise Price (i) in cash in immediately available funds or (ii) through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

Notwithstanding anything in this Warrant to the contrary, the Holder may only exercise this Warrant through a cashless exercise if no Registration Statement (as defined in the Purchase Agreement) is effective for more than 30 consecutive days that covers the Warrant Shares issuable upon the exercise of this Warrant.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

SECTION 26.           Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

SECTION 27.           Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Purchase Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth in the Purchase Agreement with respect to the Company and, with respect to the Holder, the Holder’s last address as shown on the Warrant Register.

SECTION 28.           Warrant Agent.  The Company shall serve as warrant agent under this Warrant.  Upon 10 days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholder services business shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

SECTION 29.           Investment Intent; Limited Transferability.

29.1.               If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder furnish to the Company a legal opinion of counsel to the Holder to such effect, the substance of which shall be reasonably acceptable to the Company and (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company representing that they are acquiring such Warrant Shares for investment purposes and that they are an accredited investor as defined in Rule 501(a) under the Securities Act.  The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities or blue sky laws.

29.2.               The Holder represents that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Warrant or the exercise of the Warrant and the finance operations and business of the Company; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.  Nothing contained in this Section 14(b) shall alter, amend or change the Holder’s reliance on the representations, covenants or warranties contained herein.

29.3.               The Holder represents that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act and that it is acquiring the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act, without prejudice, however, to such Holder’s right, subject to the provisions of this Warrant, at all times to sell or otherwise dispose of all or any part of the Warrant and Warrant Shares.

29.4.               The Holder represents that it, either by reason of such Holder’s business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), has such sophistication, knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company and the capacity to protect such Holder’s interests in connection with the transactions contemplated by this Warrant and the Purchase Agreement.

29.5.               The Holder represents that it has the ability to bear the economic risks of its investment for an indefinite period of time and could afford a complete loss of its investment.

29.6.               The Holder agrees and acknowledges that the representations made by the Holder in this Section 14 are conditions to the exercise of this Warrant.

SECTION 30.           Miscellaneous.

30.1.               Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder.  This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction (subject to the provisions of Section 9(b) hereof).  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.  Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

30.2.               The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

30.3.               All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of Sacramento, State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under Section 12 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The Company hereby waives all rights to a trial by jury.

30.4.               The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

30.5.               In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

OPHTHALMIC IMAGING SYSTEMS

By: ___________________________
Name:
Title:

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of
Common Stock under the foregoing Warrant)

To Ophthalmic Imaging Systems:

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Ophthalmic Imaging Systems, a California corporation (the “Company”).  As a condition to this exercise, the undersigned Holder hereby represents and warrants to the Company that the representations and warranties set forth in Section 14 of the Warrant are true and correct as of the date hereof as if they had been made on such date with respect to the Warrant Shares.  The undersigned Holder further acknowledges that the sale, transfer, assignment or hypothecation of the Warrant Shares to be issued upon exercise of this Warrant is subject to the terms and conditions contained in Section 14 of this Warrant.  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1)      The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

(2)      The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

(3)      The Holder intends that payment of the Exercise Price shall be made as (check one):

____           “Cash Exercise” under Section 10

____           “Cashless Exercise” under Section 10

(4)      If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(5)      Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

(6)      Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Dated: ______________, ___________	Name of Holder:

(Print) ________________________________

By: ________________________________
Name: ________________________________
Title: ________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

__________________________________
Taxpayer Identification Number
ACKNOWLEDGED AND AGREED TO this ___ day of ___________, 20__ OPHTHALMIC IMAGING SYSTEMS By: Name: ______________________ Title: ______________________

++
FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by Warrant to purchase ____________ shares of Common Stock of Ophthalmic Imaging Systems to which the Warrant relates and appoints ________________ attorney to transfer said right on the books of Ophthalmic Imaging Systems with full power of substitution in the premises.  As a condition to this assignment, the Holder acknowledges that its assignee must deliver a written instrument to the Company that the representations and warranties of Section 14 of the Warrant are true and correct as of the date hereof as if they had been made by such assignee on such date with respect to the Warrants.

Dated: ,

______________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

______________________________________
Address of Transferee

______________________________________

______________________________________

______________________________________
Taxpayer Identification Number
In the presence of:

EXHIBIT B

FORM OF LEGAL OPINION

1.           The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, with authority to own, lease and operate its properties and conduct its business as described in the SEC Reports. The Company is duly qualified to transact business as a foreign corporation and to own, lease and operate its properties in such states as required, except for such jurisdictions where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect.

2.           The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company.

3.           The Company has the corporate power and authority to enter into and perform its obligations under the Transaction Documents, including, without limitation, to issue, sell and deliver the Securities as contemplated by the Transaction Documents.

4.           The Shares and Warrants have been duly authorized and, when paid for as provided in the Purchase Agreement, will be validly issued, fully paid and nonassessable free of any preemptive or similar rights contained in (i) the Articles of Incorporation or Bylaws of the Company or (ii) in any agreement filed as an exhibit to the SEC Reports.  The Warrant Shares have been duly authorized, and when issued and delivered in accordance with the terms of the respective Warrants, will be validly issued, fully paid, non-assessable and free of any preemptive or similar rights contained in (a) the Articles of Incorporation or Bylaws of the Company or (b) in any agreement filed as an exhibit to the SEC Reports.

5.           The Company has an authorized capitalization as set forth in Section ___of the Purchase Agreement.

6.           The Common Stock of the Company, including the Shares, conform in all material respects to the description thereof contained under the Company’s Form 8-A filed with the Commission on May 13, 1993.

7.           The execution and delivery of the Purchase Agreement by the Company and the performance by the Company of its obligations thereunder: (i) will not result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement filed as an exhibit to the SEC Reports, or (iii) any federal, New York or California law, applicable to the Company and applicable for transactions of the type contemplated by the Purchase Agreement.

8.           The execution and delivery of the Purchase Agreement by the Company and the performance by the Company of its obligations thereunder will not require any authorization, approval or consent of any court or governmental authority or agency or filing with any federal, New York or California government or regulatory commission, board, authority or agency, or with any self-regulatory organization or other non-governmental regulatory authority, or approval of the stockholders of the Company, except (i) the filing of the Registration Statements pursuant to Section 7 of the Purchase Agreement, (ii) the filing of a Current Report on Form 8-K with the Commission, (iii) the filing of a Form D in accordance with Regulation D under the Securities Act and (iv) as required by state securities laws.

9.           Assuming the continued accuracy and completeness of the representations, warranties and covenants of the Company and the Purchaser contained in the Purchase Agreement at the time of issuance of the relevant securities, the Company’s offer, sale and issuance of the Shares, Warrants and Warrant Shares in the manner contemplated by the Transaction Documents, will be exempt from the registration requirements of the Securities Act.

10.           The Company is not, and, immediately after giving effect to the offering and sale of the Shares, will not be an “investment company” as such term is defined in the Investment Company Act.

11.           To our knowledge, there are no rights to have securities of the Company registered under the Registration Statement contemplated by the Purchase Agreement which have not been waived by the holders of such rights or which have not expired by reason of lapse of time or otherwise.

EXHIBIT C-1

FORM OF OFFICER CERTIFICATE

OPHTHALMIC IMAGING SYSTEMS

OFFICER’S CERTIFICATE

The undersigned, Chief Executive Officer and Chief Financial Officer of Ophthalmic Imaging Systems, a California corporation (the “Company”), pursuant to Section 3.1(c)(ii) of the Purchase Agreement, dated as of June ___, 2009 (the "Purchase Agreement"), by and between the Company and U.M. AccelMed, Limited Partnership. (the “Purchaser”), hereby represents, warrants and certifies to the Purchaser as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement):

1.           Each of the representations and warranties of the Company set forth in the Purchase Agreement were true and correct in all respects when made and are true and correct in all respects as of the date hereof as though made at that time; and

2.           The Company has complied in all respects with all the agreements and satisfied in all respects all the conditions in the Purchase Agreement on its part to be performed or satisfied on or prior to the Closing Date

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of June, 2009.

Gil Allon
Chief Executive Officer

Ariel Shenhar
Chief Financial Officer

EXHIBIT C-2

FORM OF OFFICER CERTIFICATE

OPHTHALMIC IMAGING SYSTEMS

OFFICER’S CERTIFICATE

The undersigned, Chief Executive Officer and Chief Financial Officer of Ophthalmic Imaging Systems, a California corporation (the “Company”), pursuant to Section 3.2(c)(iii) of the Purchase Agreement, dated as o ___, 2010 (the "Purchase Agreement"), by and between the Company and U.M. AccelMed, Limited Partnership (the “Purchaser”), hereby represents, warrants and certifies to the Purchaser as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement):

1.           Each of the representations and warranties of the Company set forth in the Purchase Agreement are true and correct in all material respects (except for those representations and warranties that are qualified by Material Adverse Effect, which shall be true and correct in all respects) as of the Deferred Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date).

2.           The Company has complied in all respects with all the agreements and satisfied in all respects all the conditions in the Purchase Agreement on its part to be performed or satisfied on or prior to the Deferred Closing Date.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of __________, 20___.

____________________________________ Gil Allon
Chief Executive Officer

____________________________________ Ariel Shenhar
Chief Financial Officer

EXHIBIT D

FORM OF MV PROXY

IRREVOCABLE PROXY

MediVision Medical Imaging Ltd. (the “Stockholder”), an Israeli corporation and a stockholder of Ophthalmic Imaging Systems, a California corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Gil Allon (the “Proxy Holder”), a resident of the State of California, as a true and lawful attorney-in-fact and proxy of the Stockholder, with full power and authority to act, including full power of substitution, in the name, place and stead of the Stockholder, and on behalf and for the use and benefit of the Stockholder, to the full extent of the Stockholder’s rights with respect to __________ shares of the Company’s common stock, no par value (the “Common Stock”), owned by the Stockholder as of the date of this proxy and with respect to any and all shares of the Common Stock hereafter and prior to the 2010 Annual Meeting (as defined below) purchased by the Stockholder (the “Shares”).

Upon the execution hereof, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares so long as this proxy is in full force and effect.

At the 2010 annual meeting of the stockholders of the Company (the “2010 Annual Meeting”), to be held at 221 Lathrop Way, Suite I, Sacramento, California 95815, or at any other location selected by the Company’s Board of Directors, the Proxy Holder has the full power and authority to and is hereby instructed to act, in the name, place and stead of the Stockholder, and on behalf and for the use and benefit of the Stockholder, to vote the Shares FOR the approval of an amendment to the Company’s restated articles of incorporation providing for an increase in the amount of authorized Common Stock equal to 100,000,000 shares (the “Proposal”).

This proxy shall terminate immediately following the later of (x) the conclusion of the meeting at which the Company acts with respect to the Proposal and in which the Proposal has been approved by the Company’s stockholders or (y) any adjournments thereof.

This proxy shall be binding upon the heirs, estate, executors, personal representatives and assigns of the Stockholder (including any transferee of any of the Shares).  No Shares shall be transferred, assigned or pledged by the Stockholder prior to the termination of this Proxy unless such transferee or assignee has executed and delivered to the U.M. Accelmed, Limited Partnership (the “Purchaser”) a duly executed proxy in the form and substance set forth herein with respect to the purchased Shares.

The Stockholder, the Company’s largest stockholder, hereby affirms that this power of attorney is given in consideration for, among other things, the Purchaser’s execution and delivery of the Purchase Agreement.  THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE.

This proxy shall be interpreted in accordance with the internal laws of the State of California, without giving effect to principles or conflicts of law.

MEDIVISION MEDICAL IMAGING LTD.

DATED: June ___, 2009	By:
Name
Title

EXHIBIT E

Exhibit E –Form of Irrevocable Proxy by MediVision shareholders

IRREVOCABLE PROXY

The Undersigned does hereby irrevocably make, constitute and appoint any one of Messrs, Yigal Berman and/or Noam Allon, (in any such case, the “Proxyholder”), as the attorney and proxy of the Undersigned, with full power of substitution, including to receive notice on behalf of the Undersigned, to attend on behalf of the Undersigned, represent and vote, on his sole discretion, and/or to execute, on behalf of the Undersigned, any written resolution of MediVision Medical Imaging Ltd’s (the “Company”) shareholders, for all shares of the Company that the Undersigned holds of record, as indicted in the Company’s shareholders convened in order to approve the signing of the Asset Purchase Agreement between the Company and Ophthalmic Imaging Systems (the “APA”) and all schedules of an ancillary documents to the APA (the “Meeting”).

Proxyholder shall cast the votes which the Shares are entitled in favor of approval of the abovementioned APA and schedules.

The Undersigned agrees that this Irrevocable Proxy is made irrevocable by him and coupled with an interest by the Proxyholder in the Shares, all in accordance with the provisions of Israeli law.

The receipt of notice, attendance, vote and signature of the Proxy shall be deemed, for all intent and purpose, receipt of notice by, attendance of, vote and signature by the Undersigned, and shall have full force and effect as if received, attended, voted and executed by the Undersigned.

This Irrevocable Proxy shall automatically terminate in its entirety and be of no further force or effect immediately following the conclusion of the Meeting.

The Undersigned executes this Irrevocable Proxy this ____ day of June 2009.

Print Name _______________________

EXHIBIT F-1

FORM OF SECRETARY CERTIFICATE

OPHTHALMIC IMAGING SYSTEMS

SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of OPHTHALMIC IMAGING SYSTEMS, a California corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Purchase Agreement, dated as of___, 2009 (the “Purchase Agreement”), by and between the Company and ACCELMED L.P., and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

(b)
Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on May ___, 2010.  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

(c)
Attached hereto as Exhibit B is a true, correct and complete copy of the Restated Articles of Incorporation of the Company, together with any and all amendments thereto, and no action has been taken to further amend, modify or repeal such Restated Articles of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

(d)
Attached hereto as Exhibit C is a true, correct and complete copy of the Amended and Restated Bylaws of the Company and any and all amendments thereto, and no action has been taken to further amend, modify or repeal such Amended and Restated Bylaws, the same being in full force and effect in the attached form as of the date hereof.

(e)
The following persons are the duly elected officers of the Company occupying the offices set forth opposite their respective names, each such officer is authorized to execute on behalf of the Company the Transaction Documents and any other documents required to be executed or delivered in connection therewith, and the signature set forth opposite each such officer’s respective name is his true signature.

Name	Office	Signature
Ariel Shenhar	Chief Financial Officer and Secretary	________________________
Gil Allon	Chief Executive Officer	________________________

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of May 2010.

_______________________________ Name: Ariel Shenhar
Title: Secretary

I, Gil Allon, in my capacity as Chief Executive Officer of Ophthalmic Imaging Systems, a California corporation (the “Company”), hereby certify that Ariel Shenhar is the duly elected, qualified and acting Secretary of the Company and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of May 2010.

_______________________________ Name: Gil Allon
Title: Chief Executive Officer

EXHIBIT F-2

FORM OF SECRETARY CERTIFICATE

OPHTHALMIC IMAGING SYSTEMS

SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of OPHTHALMIC IMAGING SYSTEMS, a California corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Purchase Agreement, dated as of___, 2009 (the “Purchase Agreement”), by and between the Company and ACCELMED L.P., and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

(f)
Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on May ___, 2010.  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

(g)
Attached hereto as Exhibit B is a true, correct and complete copy of the Restated Articles of Incorporation of the Company, together with any and all amendments thereto, and no action has been taken to further amend, modify or repeal such Restated Articles of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

(h)
Attached hereto as Exhibit C is a true, correct and complete copy of the Amended and Restated Bylaws of the Company and any and all amendments thereto, and no action has been taken to further amend, modify or repeal such Amended and Restated Bylaws, the same being in full force and effect in the attached form as of the date hereof.

(i)
The following persons are the duly elected officers of the Company occupying the offices set forth opposite their respective names, each such officer is authorized to execute on behalf of the Company the Transaction Documents and any other documents required to be executed or delivered in connection therewith, and the signature set forth opposite each such officer’s respective name is his true signature.

Name	Office	Signature
Ariel Shenhar	Chief Financial Officer and Secretary
Gil Allon	Chief Executive Officer	________________________

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of May 2010.

_______________________________ Name: Ariel Shenhar
Title: Secretary

I, Gil Allon, in my capacity as Chief Executive Officer of Ophthalmic Imaging Systems, a California corporation (the “Company”), hereby certify that Ariel Shenhar is the duly elected, qualified and acting Secretary of the Company and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of May 2010.

_______________________________ Name: Gil Allon
Title: Chief Executive Officer

EXHIBIT G

LIST OF SUBSIDIARIES

Name of Subsidiary	State or Other Jurisdiction of Incorporation/Organization

Abraxas Medical Solutions Ltd.	Delaware
OIS Global Ltd.	Israel

EXHIBIT H

FORM OF INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the “Agreement”), is made and entered into as of the ____ day of ____________, 2009, between Ophthalmic Imaging Systems, Inc., a California corporation (“Corporation”), and __________________ (“Director”).

WHEREAS, Director will be a member of the Board of Directors of Corporation, and in such capacity, will perform a valuable service for Corporation;

WHEREAS, in accordance with the authorization provided by subsections (a)(10) and (a)(11) of Section 204 of the California General Corporation Code, as amended (“Code”), Article Four and Five of the Corporation’s Amended and Restated Articles of Incorporation (the “Articles”) provides that the liability of directors of Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law and authorizes Corporation to provide indemnification to members of its Board of Directors through agreements with such members in excess of the indemnification otherwise permitted by Section 317 of the Code;

WHEREAS, Corporation recognizes that the indemnification provided by this Agreement is of great importance in attracting highly qualified individuals, such as Director, to serve as members of its Board of Directors; and

WHEREAS, in order to induce Director to serve as a member of the Board of Directors of Corporation, Corporation has determined and agreed to enter into this Agreement with Director for the purpose of fully implementing the provisions of Section 204 and Section 317 of the Code and Article Four and Five of the Articles.

NOW, THEREFORE, in consideration of Director’s service as a director after the date hereof, the parties hereto agree as follows:

Section 1.       Indemnity of Director.    Corporation hereby agrees to hold harmless and indemnify Director to the fullest extent authorized by the provisions of Section 317 of the Code, as it may be amended from time to time.

Section 2.       Additional Indemnity.   Subject only to the limitations set forth in Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Director:

(a)           against any and all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; and

(b)           otherwise to the fullest extent as indemnification may be provided to Director by Corporation under the provisions of Article V of the Articles and Sections 204(a)(11) and 317 of the Code.

Section 3.       Limitations on Additional Indemnity.

(a)           No indemnification pursuant to Section 2 hereof shall be paid by Corporation for any of the following:

(i)           to the extent that Director is or has been indemnified or reimbursed pursuant to Section 1 hereof or any Directors and Officers Liability Insurance purchased and maintained by Corporation;

(ii)           with respect to remuneration paid to Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of applicable law;

(iii)           on account of any suit pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, and amendments thereto or similar provisions of any federal, state or local statutory law in which judgment is rendered against Director for an accounting of profits made from the purchase or sale by Director of securities of Corporation;

(iv)           if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful under applicable law; or

(v)           on account of any action, suit or proceeding (other than a proceeding referred to in Section 8(b) hereof) commenced by the Director against Corporation or against any officer, director or shareholder of Corporation unless authorized in the specific case by action of the Board of Directors;

(b)           In addition to those limitations set forth above in paragraph (a) of this Section 3, no indemnification pursuant to Section 2 hereof in an action brought by or in the right of Corporation for breach of the Directors duties to Corporation and its shareholders shall be paid by Corporation for any of the following:

(i)           on account of Director’s acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, unless Director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

(ii)           on account of acts or omissions that Director believes to be contrary to the best interests of Corporation or its shareholders or that involve the absence of good faith on the part of Director;

(iii)           to the extent prohibited by Section 310 of the Code (contracts in which a director has material financial interest);

(iv)           to the extent prohibited by Section 316 of the Code (corporate actions subjecting directors to joint and several liability for prohibited distributions, loans and guarantees); or,

(v)           in any circumstances in which indemnity is expressly prohibited by Section 317 of the Code;

(c)           Notwithstanding the foregoing, Corporation hereby acknowledges that Director may have certain rights to indemnification, advancement of expenses and/or insurance provided by AccelMed, L.P. or its affiliates (“AccelMed”)  Corporation hereby agrees that it (i) is, relative to AccelMed, the indemnitor of first resort (i.e., Corporation’s obligations to Director under this Agreement are primary and any duplicative, overlapping or corresponding obligations of AccelMed are secondary), (ii) shall be required to make all advances and other payments under this Agreement, and shall be fully liable therefor, without regard to any rights Director may have against AccelMed, and (iii) irrevocably waives, relinquishes and releases AccelMed from any and all claims against AccelMed for contribution, subrogation or any other recovery of any kind in respect thereof.  Corporation further agrees that no advancement or payment by AccelMed on behalf of Director with respect to any claim for which Director has sought indemnification from Corporation shall affect the foregoing and AccelMed shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Director against Corporation.  Corporation and Director agree that AccelMed is an express third party beneficiary of the terms of this Section 3(c).

Section 4.       Contribution.   If the indemnification provided in Sections 1 and 2 is unavailable and may not be paid to Director for any reason other than those set forth in Section 3 (excluding Section 3(b)(v)), then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is jointly liable with Director (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Director in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Director on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Director on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Director on the other shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.

Section 5.       Continuation of Obligations.   All agreements and obligations of Corporation contained herein shall continue during the period Director is a director of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of Corporation or serving in any other capacity referred to herein.

Section 6.               Notification and Defense of Claim.    Promptly after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies Corporation of the commencement thereof:

(a)       Corporation will be entitled to participate therein at its own expense;

(b)       Except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Director (such consent not to be unreasonably withheld). After notice from Corporation to Director of its election to assume the defense thereof, Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by Corporation, (ii) Director shall have reasonably concluded that there may be a conflict of interest between Corporation and Director in the conduct of the defense of such action, or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Director shall have made the conclusion provided for in (ii) above; and

(c)       Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall not settle any action or claim in any manner that would impose any penalty or limitation on Director without Director’s written consent. Neither Corporation nor Director will unreasonably withhold or delay its consent to any proposed settlement.

Section 7.               Advancement and Repayment of Expenses.

(a)       In the event that Director employs his or her own counsel pursuant to Section 6(b)(i) through (iii) above, Corporation shall advance to Director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Director for such expenses; and

(b)       Director agrees that Director will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Director in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Director is not entitled, under applicable law, the Articles or the Corporation’s Bylaws or this Agreement, to be indemnified by Corporation for such expenses.

Section 8.               Enforcement

(a)       Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Director to serve as a director of Corporation, and acknowledges that Director is relying upon this Agreement in serving in such capacity.

(b)       In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Corporation shall reimburse Director for all of Director’s reasonable fees and expenses in bringing and pursuing such action.

Section 9.               Severability.   Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

Section 10.             Non-Exclusivity of Rights.   The rights conferred on Director by this Agreement shall not be exclusive of any other right which Director may have or hereafter acquire under any statute, provision of the Articles, Corporation’s Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in Director’s official capacity and as to action in another capacity while holding office; provided, that this Agreement shall supersede any prior agreements or understandings, both written and oral, between Director and  Corporation, with respect to the subject matter hereof; provided, further, that, notwithstanding the foregoing proviso, and in light of the fact that this Agreement is generally intended to provide for indemnification to the fullest extent possible except as prohibited by law, this Agreement shall not be construed to deprive Director of any indemnification permitted by applicable law with respect to an act or omission to which Director would otherwise have been entitled under any such prior agreement.  To the extent that a change in the California Code permits greater indemnification by agreement than would be afforded currently under Corporation’s Articles of Incorporation and Bylaws and this Agreement, it is the intent of the parties hereto that Director shall enjoy by this Agreement the greater benefits so afforded by such change.  Corporation will not adopt any amendment to any of the corporate documents the effect of which would be to deny, diminish or encumber Directors’s right to indemnification under this Agreement.

Section 11.              Effective Date.  This Agreement shall apply beginning on Director’s first date of being elected as a director of Corporation.

Section 12.             Governing Law.   This Agreement shall be interpreted and enforced in accordance with the laws of the State of California.

Section 13.             Binding Effect.   This Agreement shall be binding upon Director and upon Corporation, and their respective successors and assigns, and shall inure to the benefit of Director, his or her heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

Section 14.             Amendment and Termination.  No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

Section 15.             Subrogation.   In the event of payment under this Agreement, Corporation shall be subrogated to the extent of such payment to any right Director may have for recovery of the amounts so paid from any third party. Director agrees to execute all documents required and do all other acts necessary to effect the foregoing provisions and permit Corporation to enforce the rights so subrogated..

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

OPHTHALMIC IMAGING SYSTEMS, INC.
By:
	Name:	Gil Allon
	Title:	Chief Executive Officer

By:
	Name:	Ariel Shenhar
	Title:	Chief Financial Officer

DIRECTOR:

_________________________
 Name:

APPENDIX I

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Purchase Agreement which follows)

A.           Complete the following items on BOTH Purchase Agreements (Sign two originals):

1.           Signature Page:

(i)	Name of Purchaser (Individual or Institution)

(ii)	Name of Individual representing Purchaser (if an Institution)

(iii)	Title of Individual representing Purchaser (if an Institution)

(iv)	Signature of Individual Purchaser or Individual representing Purchaser

2.	Appendix I - Stock Certificate Questionnaire/Registration Statement Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire and the Registration Statement Questionnaire.

3.	Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to (initially by facsimile with original by overnight delivery):

[Street Address] [City, State ZIP] Attention: Facsimile:

B.           Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Company at a later date.

C.           Upon the resale of the Shares by the Purchaser after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

(i)	must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser’s request); and

(ii)	must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

Appendix I
(Page 1 of 3)

OPHTHALMIC IMAGING SYSTEMS

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	_____________________________
2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:	_____________________________
3.	The mailing address of the Registered Holder listed in response to item 1 above:	_____________________________ _____________________________ _____________________________ _____________________________
4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:	_____________________________

Appendix I
(Page 2 of 3)

OPHTHALMIC IMAGING SYSTEMS

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1.      Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

SECTION 2.      Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions and provide the number of shares that you have or your organization has the right to acquire within 60 days of Closing:

SECTION 3.      Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

_____ Yes         _____ No

If yes, please indicate the nature of any such relationships below:

SECTION 4.      Are you (i) FINRA Member (see definition), (ii) a Controlling (see definition) shareholder of FINRA Member, (iii) a Person Associated with a Member of FINRA (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any FINRA Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any FINRA Member?

Answer:  ☐ Yes    ☐ No                                                      If “yes,” please describe below

SECTION 5.      If the Selling Stockholder is an entity, please disclose:

(i)	who for the entity has the sole or shared power to vote or direct the vote of any such securities?

________________________________

(ii)	who for the entity has the sole or shared power the dispose or direct the disposition of any such securities?

________________________________

(iii)	do any of the foregoing persons disclaim beneficial ownership of such securities

Answer: ☐ Yes ☐ No	If so, who?

Appendix I
(Page 3 of 3)

FINRA Member.  The term “FINRA member” means either any broker or dealer admitted to membership in the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (FINRA Manual, By-laws of FINRA Regulation, Inc. Article I, Definitions)

Control.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.  (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of FINRA.  The term “person associated with a member of FINRA” means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with FINRA pursuant to its bylaws.  (FINRA Manual, By-laws of FINRA Regulation, Inc. Article I, Definitions)

Underwriter or a Related Person.  The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.  (FINRA Interpretation)

APPENDIX II

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

[Address]

Attention:

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by]
_____________________________________________________________ hereby certifies
[fill in official name of individual or institution]
that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on _______________ in accordance with the terms of the
[date]
Purchase Agreement and in accordance with Registration Statement number ____________________________________________ or otherwise in accordance with
           [fill in the number of or otherwise identify Registration Statement]
the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration
Statement, the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser (Individual or Institution):

Name of Individual representing Purchaser (if an Institution)

Title of Individual representing Purchaser (if an Institution):
Signature by:
Individual Purchaser or Individual repre- senting Purchaser:

SCHEDULE 4.3(i) and 4.3(ii)

OUTSTANDING CAPITALIZATION
AND
OUTSTANDING OPTIONS TO PURCHASE RIGHTS AND OTHER RIGHTS

Form	Source	Exercise Price	Issue Date	Expiration Date	Current Issued	%	Options & Warrants Granted	Available For Grant	Convertible Note	Agreements Pending Approval	Fully Diluted

Shares	Currently outstanding-MediVIsion				9,380,843	55.6%					9,380,843	40.2%
	Currently outstanding - Open market				7,485,988	44.4%					7,485,988	32.1%

Options	2000 Non Statutory Stock Option Plan	$0.4060	9/6/2001	9/6/2011			150,000				150,000	0.6%
		$0.4060	10/23/2002	10/23/2012			80,000				80,000	0.3%
		$0.4060	4/10/2003	4/10/2013			590,000				590,000	2.5%
		$0.1000	1/2/2002	1/2/2012			20,000				20,000	0.1%
		$2.8300	3/7/2007	3/7/2017			8,000				8,000	0.0%
		$0.1600	1/6/2009	1/6/2019			312,836				312,836	1.3%
											-	0.0%
Options	2003 Stock Option Plan	$0.6810	10/24/2004	10/24/2014			284,167				284,167	1.2%
		$1.9600	3/3/2006	3/3/2016			20,000				20,000	0.1%
		$1.8300	6/14/2006	6/14/2016			103,000				103,000	0.4%
		$0.1600	1/6/2009	1/6/2019			144,664				144,664	0.6%
											-	0.0%
Options	2005 Stock Option Plan	$0.8200	12/19/2007	12/19/2015			335,000				335,000	1.4%
		$1.0500	12/19/2007	12/19/2015			335,000				335,000	1.4%
		$0.1600	1/6/2009	1/6/2019			80,000				80,000	0.3%
											-	0.0%
Options	2009 Stock Option Plan	No options granted from this plan to date						750,000			750,000	3.2%
											-	0.0%
Warrants	The Tail Wind Fund	$1.8700	10/29/2007	12/10/2012			526,973				526,973	2.3%
Warrants	Solomon Strategic Holdings, Inc.	$1.8700	10/29/2007	12/10/2012			89,698				89,698	0.4%
Ratchet on Warrants	The Tail Wind Fund	$1.1528	10/29/2007	12/10/2012			244,452				244,452	1.0%
Ratchet on Warrants	Solomon Strategic Holdings, Inc.	$1.1528	10/29/2007	12/10/2012			41,609				41,609	0.2%
											-	0.0%
Convertible note	The Tail Wind Fund	$1.6500	10/29/2007						712,121		712,121	3.1%
Convertible note	Solomon Strategic Holdings, Inc.	$1.6500	10/29/2007						121,212		121,212	0.5%
Ratchet on Convertible note	The Tail Wind Fund	$0.9220	10/29/2007						468,082		468,082	2.0%
Ratchet on Convertible note	Solomon Strategic Holdings, Inc.	$0.9220	10/29/2007						79,674		79,674	0.3%

Warrants	The Tail Wind Fund	$1.0000	No signed agreement yet							427,273	427,273	1.8%
Warrants	Solomon Strategic Holdings, Inc.	$1.0000	No signed agreement yet							72,727	72,727	0.3%
Warrants	United Mizrahi Bank	$1.0000	No signed agreement yet							350,000	350,000	1.5%
Warrants	Broker	$0.0100	No signed agreement yet							123,457	123,457	0.5%
											-	0.0%

	Totals				16,866,831	100.0%	3,365,399	750,000	1,381,089	973,457	23,336,775	100.0%
												100.0%
										AccelMed	9,633,228
										AccelMed warrants	3,211,076
											12,844,304
	Extra 25% for tailwind	362,501
										Fully Diluted	36,181,079

					Reduce cap limitation as Tailwind caped at 1.4M shares						(1,383,821)
										Total cap reserve	34,797,259
										Autorized	35,000,000
										Left over	202,741

SCHEDULE 4.19

Company Budget and Strategic Work Plan

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(B)(4), 200.83 and 200.406

Certain portions of this Sechedule 4.19 have been redacted and a request for Confidential Treatment therefore has been requested.

Strictly Private and Confidential
Schedule 4.19
Flag		Total

OIS/MDV projection 2010
			2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010
	No.	Cash-Flow component	6					7
1	WinStation
	S	Total Sales (K$)	*	*	*	*	*	*
	M	Manufacturing Cost (K$)	*	*	*	*	*	*
		Gross Margin (K$)	*	*	*	*	*	*
		Gross Margin (%)	*	*	*	*	*	*
		G&A (K$)	*	*	*	*	*	*
		S&M (K$)	*	*	*	*	*	*
	O	Sustained R&D (K$)	*	*	*	*	*	*
	D Extra R&D (K$)		*	*	*	*	*	*
		Total R&D Expenses (K$)	*	*	*	*	*	*
		Total R&D Expenses (%)	*	*	*	*	*	*
		Operating Expenses (K$)	*	*	*	*	*	*
	C	Capital Expenses (K$)	*	*	*	*	*	*
	E	Depreciation (K$)	*	*	*	*	*	*
	I	EBIT (K$)	*	*	*	*	*	*
			*	*	*	*	*	*
0	IRI 1
	S	Total Sales (K$)	*	*	*	*	*	*
	M	Manufacturing Cost (K$)	*	*	*	*	*	*
		Gross Margin (K$)	*	*	*	*	*	*
		Gross Margin (%)	*	*	*	*	*	*
		G&A (K$)	*	*	*	*	*	*
		S&M (K$)	*	*	*	*	*	*
		Sustained R&D (K$)	*	*	*	*	*	*
	D	Extra R&D (K$)	*	*	*	*	*	*
		Total R&D Expenses (K$)	*	*	*	*	*	*
		Total R&D Expenses (%)	*	*	*	*	*	*
		Operating Expenses (K$)	*	*	*	*	*	*
	C	Capital Expenses (K$)	*	*	*	*	*	*
	E	Depreciation (K$)	*	*	*	*	*	*
	I	EBIT (K$)	*	*	*	*	*	*

0	IRI 2_Canon CR1+WS
	S	Total Sales (K$)	*	*	*	*	*	*
	M	Manufacturing Cost (K$)	*	*	*	*	*	*
		Gross Margin (K$)	*	*	*	*	*	*
		Gross Margin (%)	*	*	*	*	*	*
		G&A (K$)	*	*	*	*	*	*
		S&M (K$)	*	*	*	*	*	*
		Sustained R&D (K$)	*	*	*	*	*	*
	D	Extra R&D (K$)	*	*	*	*	*	*
		Total R&D Expenses (K$)	*	*	*	*	*	*
		Total R&D Expenses (%)	*	*	*	*	*	*
		Operating Expenses (K$)	*	*	*	*	*	*
	C	Capital Expenses (K$)	*	*	*	*	*	*
	E	Depreciation (K$)	*	*	*	*	*	*
	I	EBIT (K$)	*	*	*	*	*	*

		2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010
No.	Cash-Flow component	6					7

1	Symphony
	S	Total Sales (K$)	*	*	*	*	*	*
	M	Manufacturing Cost (K$)	*	*	*	*	*	*
		Gross Margin (K$)	*	*	*	*	*	*
		Gross Margin (%)	*	*	*	*	*	*
		G&A (K$)	*	*	*	*	*	*
		S&M (K$)	*	*	*	*	*	*
		Sustained R&D (K$)	*	*	*	*	*	*
	D	Extra R&D (K$)	*	*	*	*	*	*
		Total R&D Expenses (K$)	*	*	*	*	*	*
		Total R&D Expenses (%)	*	*	*	*	*	*
		Operating Expenses (K$)	*	*	*	*	*	*
	C	Capital Expenses (K$)	*	*	*	*	*	*
	E	Depreciation (K$)	*	*	*	*	*	*
	I	EBIT (K$)	*	*	*	*	*	*
			*	*	*	*	*	*

1	EMR&PM
	S	Total Sales (K$)	*	*	*	*	*	*
	M	Manufacturing Cost (K$)	*	*	*	*	*	*
		Gross Margin (K$)	*	*	*	*	*	*
		Gross Margin (%)	*	*	*	*	*	*
		G&A (K$)	*	*	*	*	*	*
		S&M (K$)	*	*	*	*	*	*
		Sustained R&D (K$)	*	*	*	*	*	*
	D	Extra R&D (K$)	*	*	*	*	*	*
		Total R&D Expenses (K$)	*	*	*	*	*	*
		Total R&D Expenses (%)	*	*	*	*	*	*
		Operating Expenses (K$)	*	*	*	*	*	*
	C	Capital Expenses (K$)	*	*	*	*	*	*
	E	Depreciation (K$)	*	*	*	*	*	*
	I	EBIT (K$)	*	*	*	*	*	*
			*	*	*	*	*	*
1	EyeScan
	S	Total Sales (K$)	*	*	*	*	*	*
	M	Manufacturing Cost (K$)	*	*	*	*	*	*
		Gross Margin (K$)	*	*	*	*	*	*
		Gross Margin (%)	*	*	*	*	*	*
		Royalties (K$)	*	*	*	*	*	*
		G&A (K$)	*	*	*	*	*	*
		S&M (K$)	*	*	*	*	*	*
		Sustained R&D (K$)	*	*	*	*	*	*
	D	Extra R&D (K$)	*	*	*	*	*	*
		Total R&D Expenses (K$)	*	*	*	*	*	*
		Total R&D Expenses (%)	*	*	*	*	*	*
		Operating Expenses (K$)	*	*	*	*	*	*
	C	Capital Expenses (K$)	*	*	*	*	*	*
	E	Depreciation (K$)	*	*	*	*	*	*
	I	EBIT (K$)	*	*	*	*	*	*
			*	*	*	*	*	*

		2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010
No.	Cash-Flow component	6					7

0	DIH
	S	Total Sales (K$)	*	*	*	*	*	*
	M	Manufacturing Cost (K$)	*	*	*	*	*	*
		Gross Margin (K$)	*	*	*	*	*	*
		Gross Margin (%)	*	*	*	*	*	*
		G&A (K$)	*	*	*	*	*	*
		S&M (K$)	*	*	*	*	*	*
		Sustained R&D (K$)	*	*	*	*	*	*
	D	Extra R&D (K$)	*	*	*	*	*	*
		Total R&D Expenses (K$)	*	*	*	*	*	*
		Total R&D Expenses (%)	*	*	*	*	*	*
		Operating Expenses (K$)	*	*	*	*	*	*
	C	Capital Expenses (K$)	*	*	*	*	*	*
	E	Depreciation (K$)	*	*	*	*	*	*
	I	EBIT (K$)	*	*	*	*	*	*
P&L View
		Growth	*	*	*	*	*	*
	S	Total Sales (K$)	*	*	*	*	*	*
	M	Manufacturing Cost (K$)	*	*	*	*	*	*
		Gross Margin (K$)	*	*	*	*	*	*
		Gross Margin (%)	*	*	*	*	*	*
		Royalties (K$)	*	*	*	*	*	*
	O	G&A (K$)	*	*	*	*	*	*
		G&A (%)	*	*	*	*	*	*
		S&M (K$)	*	*	*	*	*	*
		S&M (%)	*	*	*	*	*	*
		Sustained R&D (K$)	*	*	*	*	*	*
		Sustained R&D (%)	*	*	*	*	*	*
	D	Amortization of R&D (K$)	*	*	*	*	*	*
		Extra R&D (%)	*	*	*	*	*	*
		Total R&D Expenses (K$)	*	*	*	*	*	*
		R&D Expenses (%)	*	*	*	*	*	*
		Operating Expenses + Extra R&D (K$)	*	*	*	*	*	*
		Operating Expenses + Extra R&D (%)	*	*	*	*	*	*
	I	EBIT (K$)	*	*	*	*	*	*
		EBIT (%)	*	*	*	*	*	*
		Financial Expenses (K$)	*	*	*	*	*	*
		Other Income ($K)	*	*	*	*	*	*
	T2	Taxable Income (K$)	*	*	*	*	*	*
	T%	Income Tax Rate (%)	*	*	*	*	*	*
	T	Income Tax (K$)	*	*	*	*	*	*
	OF	Net Operating Income (K$/Yr.)	*	*	*	*	*	*

Cash Flow View
	E	Depreciation (K$)	*	*	*	*	*	*
		Amortization (R&D)$	*	*	*	*	*	*
		Non-Cash Extraordinary Item (APA)	*	*	*	*	*	*
	W%	Working Capital (% of sales change)	*	*	*	*	*	*
	W	Working Capital Change (K$)	*	*	*	*	*	*
	C	Capital Expenses (K$)	*	*	*	*	*	*
		Repayment of loans (K$)	*	*	*	*	*	*
		New loans or capital raise (K$)	*	*	*	*	*	*
		Loans at the end of the year ($K)	*	*	*	*	*	*

	V	Residual Value of Assets	*	*	*	*	*	*
	AF	Total Cash Flow (K$)	*	*	*	*	*	*
	CF	Total Cumulative Cash Flow (K$)	*	*	*	*	*	*
	R	Annual Discount Rate (%)	*	*	*	*	*	*
	DAF	Annual Discounted Cash Flow (K$)	*	*	*	*	*	*
	DCF	Cumulative Discounted Cash Flow (K$)	*	*	*	*	*	*
	IRR	Internal Rate of Return (%)	*	*	*	*	*	*

		2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	2010
No.	Cash-Flow component	6					7

R&D Breakdown
WinStation
Sustained R&D (K$)	*	*	*	*	*	*
Extra R&D (K$)	*	*	*	*	*	*
Total Development Expenses (K$)	*	*	*	*	*	*
Total Development Expenses (%)	*	*	*	*	*	*
IRI 1
Sustained R&D (K$)	*	*	*	*	*	*
Extra R&D (K$)	*	*	*	*	*	*
Total Development Expenses (K$)	*	*	*	*	*	*
Total Development Expenses (%)	*	*	*	*	*	*
IRI 2_Canon CR1+WS
Sustained R&D (K$)	*	*	*	*	*	*
Extra R&D (K$)	*	*	*	*	*	*
Total Development Expenses (K$)	*	*	*	*	*	*
Total Development Expenses (%)	*	*	*	*	*	*
Symphony
Sustained R&D (K$)	*	*	*	*	*	*
Extra R&D (K$)	*	*	*	*	*	*
Total Development Expenses (K$)	*	*	*	*	*	*
Total Development Expenses (%)	*	*	*	*	*	*
EMR&PM
Sustained R&D (K$)	*	*	*	*	*	*
Extra R&D (K$)	*	*	*	*	*	*
Total Development Expenses (K$)	*	*	*	*	*	*
Total Development Expenses (%)	*	*	*	*	*	*
EyeScan
Sustained R&D (K$)	*	*	*	*	*	*
Extra R&D (K$)	*	*	*	*	*	*
Total Development Expenses (K$)	*	*	*	*	*	*
Total Development Expenses (%)	*	*	*	*	*	*
Total R&D
Sustained R&D (K$)	*	*	*	*	*	*
Extra R&D (K$)	*	*	*	*	*	*
Total Development Expenses (K$)	*	*	*	*	*	*
Total Development Expenses (%)	*	*	*	*	*	*

Total Capitalized Development Exp (K$)	*	*	*	*	*	*
Total Capitalized Development Exp (%)	*	*	*	*	*	*

Total Real Development Exp (K$)	*	*	*	*	*	*
Total Real Development Exp (%)	*	*	*	*	*	*